***Text Omitted and Filed Separately with the Securities and Exchange
Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(3) and 240.24b-2

COLLABORATIVE RESEARCH AND LICENSE AGREEMENT

between

Alexion Pharma Holding Unlimited Company

Dicerna Pharmaceuticals Inc.

and

Dicerna Cayman

DATED OCTOBER 22, 2018

COLLABORATIVE RESEARCH AND LICENSE AGREEMENT
THIS COLLABORATIVE RESEARCH AND LICENSE AGREEMENT (this “Agreement”) is entered into as of October 22, 2018 (the “Effective Date”) by and among ALEXION PHARMA HOLDING UNLIMITED COMPANY, an unlimited liability company incorporated under the laws of Ireland with a principal place of business at [***] (“ALEXION”), DICERNA PHARMACEUTICALS INC., a corporation organized and existing under the laws of Delaware with a principal place of business at 87 Cambridgepark Drive, Cambridge, MA 02140 (“DICERNA PHARMA”), and Dicerna Cayman, an exempted company incorporated with limited liability under the laws of the Cayman Islands (“DICERNA CAYMAN”, and together with DICERNA PHARMA, “DICERNA”). ALEXION and DICERNA are sometimes referred to herein individually as a “Party” and collectively as the “Parties”.
RECITALS
WHEREAS, ALEXION is engaged in, among other things, discovery, clinical Development and Commercialization of pharmaceutical products and has expertise in diseases involving the complement pathway;
WHEREAS, DICERNA has certain proprietary RNAi technology, known as DICERNA’s GalXC technology, that enables precise silencing of genes in the liver, specifically targeting hepatocytes;
WHEREAS, the Parties are interested in entering into a collaboration to utilize DICERNA’s expertise and proprietary GalXC technology to perform research and development activities to identify candidate products for certain named targets in the complement pathway, as well as certain additional unnamed targets in the complement pathway, which candidate products, once selected, would be further developed by the Parties and commercialized by ALEXION, in accordance with the terms and conditions set forth in this Agreement; and
WHEREAS, DICERNA desires to grant to ALEXION, and ALEXION desires to receive from DICERNA, an exclusive, worldwide license under the Licensed Intellectual Property to exploit Products in the Field in the Territory (each as defined below).
NOW, THEREFORE, the Parties hereto agree as follows:
1.DEFINITIONS

1.1	“Additional Complement Pathway Target(s)” means the complement targets listed on APPENDIX 2.

1.1	“Additional Cure Period” has the meaning set forth in Section 13.2.3.

1.2
“Additional Research Work Plan” means, with respect to each Additional Complement Pathway Target for which ALEXION exercises a Target Option, the written summary of the specific research activities to be conducted by DICERNA under the Research Program, the timelines for completion of such activities and the corresponding Candidate Product Criteria with respect to such Additional Complement Pathway Target. Upon approval by the JSC, each Additional Research Work Plan shall be attached to this Agreement as an addition to APPENDIX 1(a) and incorporated herein.

1.3	“Acquirer” has the meaning set forth in Section 14.1.

1.4
“Affiliates” means, with respect to a Party or Third Party, any company or business or entity controlled by, controlling, or under common control with such Party or Third Party. For the purpose of this definition, “control” means direct or indirect beneficial ownership of at least fifty percent (50%) interest in the voting stock (or the equivalent) of such person or entity or having the right to direct, appoint or remove a majority or more of the members of its board of directors (or their equivalent), or having the power to control the general management of such person or entity, by contract, law or otherwise.

1.5	“ALEXION Background Intellectual Property” means [***]

1.6	“ALEXION Indemnitees” has the meaning set forth in Section 12.1.

1.7
“Applicable Law” means all applicable laws, rules and regulations (including any rules, regulations, guidelines or other requirements of the Regulatory Authorities or other governmental agency) that may be in effect from time to time.

1.8	“Auditor” has the meaning set forth in Section 7.11.1.

1.9	“Board of Directors” has the meaning set forth in Section 1.18(i).

1.10	“Business Day” means any day other than (i) Saturday, (ii) Sunday or (iii) any day on which commercial banks in Boston, MA USA are authorized or required by law to remain closed.

1.11	“Calendar Quarter” means a period of three calendar months ending on March 31st, June 30th, September 30th or December 31st in any Calendar Year.

1.12	“Calendar Year” means a one-year period beginning on January 1st and ending on December 31st.

1.13
“Candidate Product(s)” means, on a Target-by-Target basis, the specific molecule(s) identified by DICERNA through the conduct of the Research Program and delivered to ALEXION in accordance with Section 2.2.2 that (a) meet the Candidate Product Criteria set forth in the Research Work Plan or (b) are otherwise designated by ALEXION as a Candidate Product pursuant to Section 2.2.3.

1.14
“Candidate Product Criteria” means, with respect to a Target, the success criteria agreed upon by the Parties for the molecules directed to such Target (e.g., [***] as set forth in the Research Work Plan.

1.15	“cGMP” means all applicable current good manufacturing practice requirements, standards and guidelines, including, as applicable, (a) the U.S. regulations related to current good manufacturing practices for drugs, biologics, devices and combination products, including 21 C.F.R. Parts 4, 210, 211, 312 and 820 and related guidance documents, (b) European Directive 2003/94/EC and Eudralex 4, (c) the principles detailed in the International Conference on Harmonization’s Q7 guidelines, and (d) the equivalent Applicable Law in any relevant country or region, each as may be applicable from time to time.

1.16
“Change” means with respect to a given Research Work Plan, Development Plan or Target Validation Work Plan, a revision or modification to such plan requested or directed by ALEXION that materially increases DICERNA’s cost of performing its obligations under such Research Work Plan, Development Plan or Target Validation Work Plan.

1.17	“Change of Control” means, with respect to a Party, the occurrence of any of the following after the Effective Date:

i.
any “person” or “group” (as such terms are defined below): (a) is or becomes the “beneficial owner” (as defined below), directly or indirectly, of shares of capital stock or other interests (including partnership interests) of such Party then outstanding and normally entitled (without regard to the occurrence of any contingency) to vote in the election of the directors, managers or similar supervisory positions (“Voting Stock”) of such Party representing fifty percent (50%) or more of the total voting power of all outstanding classes of Voting Stock of such Party; or (b) has the power, directly or indirectly, to elect a majority of the members of the Party’s board of directors, or similar governing body (“Board of Directors”); or

ii.
such Party enters into a merger, consolidation or similar transaction with another Person (whether or not such Party is the surviving entity) and as a result of such merger, consolidation or similar transaction (a) the members of the Board of Directors of such Party immediately prior to such transaction constitute less than a majority of the members of the Board of Directors of such Party or such surviving Person immediately following such transaction; or (b) the Persons that beneficially owned, directly or indirectly, the shares of Voting Stock of such Party immediately prior to such transaction cease to beneficially own, directly or indirectly, shares of Voting Stock of such Party representing at least a majority of the total voting power of all outstanding classes of Voting Stock of the surviving Person in substantially the same proportions as their ownership of Voting Stock of such Party immediately prior to such transaction; or

iii.
such Party sells or transfers to any Third Party, in one or more related transactions, properties or assets representing all or substantially all of such Party’s consolidated total assets to which this Agreement relates; or

iv.	the holders of capital stock of such Party approve a plan or proposal for the liquidation or dissolution of such Party.
For the purpose of this definition of “Change of Control,” (a) “person” and “group” have the meanings given such terms under Section 13(d) and 14(d) of the United States Securities

Exchange Act of 1934 and the term “group” includes any group acting for the purpose of acquiring, holding or disposing of securities within the meaning of Rule 13d-5(b)(1) under the said Act; (b) a “beneficial owner” will be determined in accordance with Rule 13d-3 under the aforesaid Act; and (c) the terms “beneficially owned” and “beneficially own” will have meanings correlative to that of “beneficial owner.”

1.18	“Clinical Trial” means a clinical trial in humans of a product, including a Phase I Clinical Trial, a Phase II Clinical Trial or a Phase III Clinical Trial.

1.19	“CMO” has the meaning set forth in Section 6.2.2.

1.20	“Combination Product” has the meaning set forth in Section 1.93.

1.21
“Commercialization”, “Commercializing” or “Commercialize” means any and all activities related to the pre-marketing, launching, marketing, promotion (including advertising and detailing), labeling, pricing, distribution, storage, handling, offering for sale, selling, having sold, importing and exporting for sale, having imported and exported for sale, distribution, having distributed, customer service and support, and post-marketing safety surveillance and reporting of a product (including a Product), but not including Development or Manufacturing.

1.22	“Commercially Reasonable Efforts” means, [***].

1.23	“Competitive Activities” means any Development or Commercialization activities with respect to any product or product candidates directed to one or more targets in the Complement Pathway.

1.24	“Competitor” means [***].

1.25	“Complement Pathway” means [***].

1.26	“Confidential Information” has the meaning as defined in Section 9.1.

1.1	“Continuation Product” has the meaning set forth in Section 13.6.3(a).

1.2
“Control” or “Controlled” means, with respect to any Intellectual Property, the possession by a Party or any of its Affiliates, whether by ownership or license (other than by a license granted under this Agreement), of the ability to grant to the other Party access to or ownership of such Intellectual Property, or, a license or a sublicense in, to or under such Intellectual Property, as provided herein, without requiring the consent of a Third Party or violating the terms of any agreement or other arrangement with any Third Party. A Party shall not be deemed to Control any Patent Rights or Know-How that are owned or controlled by an Acquirer, except to the extent that any such Patent Rights or Know-How were developed in the course of such Party’s or such Acquirer’s performance of activities under this Agreement or through the use or application of the other Party’s Intellectual Property or Confidential Information.

1.1
“Cover”, “Covering” or “Covered” means, with respect to a product, technology, process, method or mode of administration that, in the absence of ownership of or a license granted under a particular Valid Claim, the Manufacture, use, offer for sale, sale or importation of such product or composition of matter or the practice of such technology, process, method or mode of administration would infringe such Valid Claim or, in the case of a claim that has not yet issued, would infringe such claim if it were to issue and become a Valid Claim.

1.2	“CPI” means the Consumer Price Index for the US City Average (all times).

1.3	“Damages” has the meaning set forth in Section 12.1.

1.4
“Debarred” means, with respect to an individual or entity, that such individual or entity has been debarred or suspended under 21 U.S.C. §335(a) or (b), the subject of a conviction described in Section 306 of the FD&C Act, excluded from a federal or governmental health care program, debarred from federal contracting, convicted of or pled nolo contendere to any felony, or to any federal or state legal violation (including misdemeanors) relating to prescription drug products or fraud, the subject to OFAC sanctions or on the OFAC list of specially designated nationals, or the subject of any similar sanction of any governmental authority in the Territory.

1.5	“Defaulting Party” has the meaning set forth in Section 13.2.3.

1.6
“Deliverables” means any and all deliverables to be generated or provided by DICERNA in connection with the Research Activities, Target Validation Activities or Development Activities conducted by DICERNA for a Product under the applicable Research Program or Development Program, as specified in the applicable Research Plan, Target Validation Work Plan or Development Plan.

1.7
“Develop” or “Development” means non-clinical and clinical drug research and development activities, whether before or after Regulatory Approval, including drug metabolism and pharmacokinetics, translational research, toxicology, pharmacology, test method development and stability testing, process and packaging development and improvement, process validation, process scale-up, formulation development, delivery system development, quality assurance and quality control development, statistical analysis, conduct of Clinical Trials, regulatory affairs, the preparation and submission of regulatory filings, Clinical Trial regulatory activities, and any other activities directed towards obtaining or maintaining Regulatory Approval of any product (including a Product). Development includes use and importation of the relevant product to conduct such Development activities. Development will not include Commercialization activities.

1.8
“Development Activities” means the activities set forth in a Development Plan to be conducted by DICERNA with respect to a Product pursuant to a Development Program during the Initial Development Period for such Product.

1.9	“Development Decision Notice” means, with respect to a Candidate Product, a written notice provided by ALEXION to DICERNA notifying DICERNA as to whether ALEXION has selected (or declined to select) such Candidate Product for further research, Development, and Commercialization pursuant to Section 2.2.3.

1.10	“Development Milestone Event” has the meaning set forth in Section 7.3.2.

1.11	“Development Milestone Payment” has the meaning set forth in Section 7.3.2.

1.12	“Development Plan” has the meaning set forth in Section 3.1.1.

1.13
“Development Program” means, on a Product-by-Product basis, the program of Development Activities undertaken for such Product during the Initial Development Period as set forth in the Development Plan for such Product.

1.14	“Development Quality Agreement” has the meaning set forth in Section 3.3.1.

1.15
“DICERNA GalXC Technology” means the RNAi platform that comprises synthetic, double stranded RNA molecules that trigger the RNAi interference pathway, and include chemical modifications, an extended oligonucleotide strand, and monovalent N-acetylgalactosamine (GalNAc) conjugated to individual bases.

1.16	“DICERNA Indemnitees” has the meaning set forth in Section 12.2.

1.17	“Disclosing Party” has the meaning set forth in Section 9.1.

1.18
“Discontinuation Date” means (a) with respect to a Target for which ALEXION has nominated a replacement Target pursuant to Section 2.2.2(b), the effective date of such nomination, and (b) with respect to a Target for which ALEXION has not delivered to DICERNA a Development Decision notice by the end of the last Evaluation Period for a Candidate Product directed to such Target, the date of either Party’s written notice to the other Party notifying such other Party that such Target has become a Discontinued Target pursuant to Section 2.2.3.

1.19
“Discontinued Target” means any Target (a) that ALEXION replaces with a replacement Target pursuant to Section 2.2.2(b), or (b) for which ALEXION has not delivered to DICERNA a Development Decision notice by the end of the last Evaluation Period for a Candidate Product directed to such Target in accordance with Section 2.2.3.

1.20	“Dollar” means the U.S. dollar, and “$” will be interpreted accordingly.

1.21	“Effective Date” has the meaning set forth in the preamble.

1.22	“EMA” has the meaning set forth in Section 1.117.

1.23
“Evaluation Period” means, with respect to a Candidate Product, the period of time commencing upon the delivery of the Candidate Product report for such Candidate Product pursuant to Section 2.2.2 and ending [***] thereafter (unless such evaluation period is extended by the JSC in writing).

1.24
“Exclusivity Period” means, on a Target-by-Target basis or Additional Complement Pathway Target-by-Additional Complement Pathway Target basis, as applicable, the period commencing upon the Effective Date and lasting through the Research Program Term and for so long as [***].

1.25	“Executive Officers” has the meaning set forth in Section 14.8.

1.26	“FD&C Act” means the Federal Food, Drug and Cosmetic Act.

1.27	“FDA” has the meaning set forth in Section 1.117.

1.28
“Field” means any and all prophylactic, diagnostic and therapeutic uses in humans, including the use of Products for the diagnosis, treatment, palliation or prevention of any disease or medical or aesthetic condition in humans.

1.29	“First Commercial Sale” means, on a country-by-country and Product-by-Product basis, [***].

1.30
“FTE” means a qualified full time person, or more than one person working the equivalent of a full-time person, where “full time” is based upon a total of [***] working hours per Calendar Year of scientific or technical work carried out by a duly qualified employee of DICERNA. Overtime and work on weekends, holidays and the like shall not be counted with any multiplier (e.g. time-and-a-half or double time) toward the number of hours that are used to calculate the FTE contribution.

1.31
“FTE Rate” means [***] per FTE for the Calendar Years 2018 and 2019, subject to annual increases beginning on January 1, 2020 to reflect any year to year percentage increase in the CPI for 2019 and each subsequent Calendar Year.

1.32	“GalXC Foreground IP” means [***].

1.33	“GalXC Foreground Patent Rights” shall have the meaning set forth in Section 10.3.1.

1.34
“GAAP” means the generally accepted accounting principles in the United States of America (US GAAP), which principles are currently used at the relevant time and consistently applied by the applicable Party.

1.35
“GCP” means all applicable good clinical practice standards for the design, conduct, performance, monitoring, auditing, recording, analyses and reporting of Clinical Trials, including, as applicable (a) as set forth in the International Conference on Harmonization of Technical Requirements for Registration of Pharmaceuticals for Human Use Harmonized Tripartite Guideline for Good Clinical Practice (ICH E6 R2) and any other guidelines for good clinical practice for trials on medicinal products in the Territory, (b) the Declaration of Helsinki (2004) as last amended at the 52nd World Medical Association in October 2000 and any further amendments or clarifications thereto, (c) U.S. Code of Federal Regulations Title 21, Parts 50 (Protection of Human Subjects), 56 (Institutional Review Boards), and 312 (Investigational New Drug Application), and (d) the equivalent Applicable Law in the region in the Territory, each as applicable from time to time and in each case, that provide for, among other things, assurance that the clinical data and reported results are credible and accurate and protect the rights, integrity, and confidentiality of trial subjects.

1.36
“Generic Competition” means, with respect to a given Product or Combination Product in a given country in the Territory, that the sales of one (1) or more Generic Products in such country (other than a Generic Product sold by ALEXION or its Affiliates or by a Sublicensee under a license granted by ALEXION or its Affiliates) achieve, [***].

1.37
“Generic Product” means with respect to a given Product or Combination Product in a given country in the Territory, a product that (a) [***], (b) [***], and (c) is sold or marketed for sale in such country by a Third Party that has not obtained the rights to market or sell such product as a Sublicensee, subcontractor, or Third Party distributor of ALEXION or any of its Affiliates, Sublicensees, or subcontractors with respect to such Product.

1.38
“GLP” means all applicable good laboratory practice standards, including, as applicable, as set forth in the then-current good laboratory practice standards promulgated or endorsed by the U.S. Food and Drug Administration, as defined in 21 C.F.R. Part 58, and the equivalent Applicable Law in the region in the Territory, each as may be applicable from time to time.

1.39	“Grant-Back Agreement” has the meaning set forth in Section 13.6.3(b).

1.40	“Grant-Back IP” means, with respect to a given Continuation Product, (a) any Product IP that (i) [***], and (ii) [***], (b) [***] and (c) [***].

1.41
“IND” means an Investigational New Drug application described in §505(i) of the FD&C Act and subject to 21 C.F.R. Part 312 or any comparable filings outside of the United States required to commence human clinical trials in such country or region, and all supplements or amendments that may be filed with respect to the foregoing.

1.42	“Indemnification Claim Notice” has the meaning set forth in Section 12.3.

1.43	“Indemnified Party” has the meaning set forth in Section 12.3.

1.44	“Indemnifying Party” has the meaning set forth in Section 12.3.

1.45	“Infringed Patent” has the meaning set forth in Section 10.4.1.

1.46	“Initial Development Period” has the meaning set forth in Section 3.1.2.

1.47
“Initial Research Work Plan” means, with respect to the Initial Targets, the written summary attached hereto as APPENDIX 1(a) of the specific research activities to be conducted by DICERNA under the Research Program, the timelines for completion of such activities and the corresponding Candidate Product Criteria with respect to the Initial Targets.

1.48	“Initial Targets” means [***].

1.49	“Initiation” means the first dosing of the first subject in a Clinical Trial.

1.50	“Insolvency Event” has the meaning as defined in Section 13.3.

1.51	“Intellectual Property” or “IP” means all Patent Rights, rights to Inventions and New Inventions, Know-How and all applications and rights to apply for any of them, anywhere in the world.

1.52
“Invention” means any process, method, utility, formulation, composition of matter, article of manufacture, material, creation, discovery or finding, or any improvement thereof, that is conceived and/or reduced to practice, whether patentable or not.

1.53
“Invoice” means an original invoice sent by DICERNA to ALEXION with respect to any payment due hereunder meeting the reasonable requirements provided by ALEXION to DICERNA within thirty (30) days of the Effective Date.

1.54	“Joint Know-How” has the meaning set forth in Section 10.1.4.

1.55	“Joint Patent Rights” has the meaning set forth in Section 10.1.4.

1.56	“Joint Steering Committee” or “JSC” has the meaning set forth in Section 4.2.1.

1.57
“Know-How” means all scientific and technical information, know-how and data, in any tangible or intangible form and whether or not patentable, including trade secrets, specifications, instructions, processes, formulae, methods, practices, techniques, results, formulations, software, algorithms, technology, test data (including pharmacological, biological, chemical, biochemical, toxicological and clinical test data, analytical and quality control data and stability data), studies and procedures, and other technology applicable to compounds, formulations, compositions, products or to their Manufacture, research and Development, registration, use or Commercialization or methods of assaying or testing them and also including any and all presentations, summaries and analyses thereof.

1.58
“Licensed Intellectual Property” or “Licensed IP” means, on a Candidate Product-by-Candidate Product or Product-by-Product basis, as applicable, any and all Intellectual Property that is: (a) owned or Controlled by DICERNA or any of its Affiliates and (b) necessary or reasonably useful to Develop, have Developed, Manufacture, have Manufactured, use, have used, offer for sale, have offered for sale, sell, have sold, export, have exported, import, have imported, Commercialize, have Commercialized or otherwise exploit Candidate Products or Products.

1.59	“Licensed Patent Rights” has the meaning set forth in Section 10.3.1. The Licensed Patent Rights existing as of the Effective Date include the items set forth on APPENDIX 5 hereto.

1.60
“MAA” means an application for the authorization to market a product in any country or group of countries outside the U.S., as defined in the Applicable Laws and filed with the Regulatory Authority of a given country or group of countries.

1.61	“Major European Market” means any of [***].

1.62
“Manufacture” or “Manufacturing” means any and all activities directed to manufacturing, processing, packaging, labeling, filling, finishing, assembly, shipping, storage, or freight of any pharmaceutical product (or any components or process steps involving any product or any companion diagnostic), placebo, or comparator agent, as the case may be, including quality assurance and stability testing, characterization testing, quality control release testing of drug substance and drug product, quality assurance batch record review and release of product, process development, qualification, and validation, scale-up, pre-clinical, clinical, and commercial manufacture and analytic development, and product characterization.

1.63
“NDA” means a New Drug Application, as defined in §505 of the FD&C Act and applicable regulations promulgated thereunder in the United States, or any analogous application or submission with any Regulatory Authority to obtain authorization to market a pharmaceutical product outside of the United States.

1.64	“Net Sales” [***].

1.65
“New Invention” means any Invention that is first conceived, first reduced to practice or otherwise first discovered by or on behalf of either or both Parties in the course of conducting the Target Validation Activities, Research Activities or Development Activities.

1.66	“Non-Defaulting Party” has the meaning set forth in Section 13.2.3.

1.67	“Non-Sublicensing Party” has the meaning set forth in Section 10.2.5.

1.68	“Option Exercise Notice” has the meaning set forth in Section 2.6.2.

1.69	“Option Period” has the meaning set forth in Section 2.6.2.

1.70	“Orange Book” has the meaning set forth in Section 10.4.4.

1.71	“Other Component(s)” has the meaning set forth in Section 1.93.

1.72	“Paragraph IV Certification” has the meaning set forth in Section 10.4.5.

1.73	“Paragraph IV Proceeding” has the meaning set forth in Section 10.4.5(b).

1.74
“Patent Rights” means any and all (i) patents, (ii) patent applications, including all provisional and non-provisional applications, Patent Cooperation Treaty (PCT) applications, substitutions, continuations, continuations-in-part, divisions and renewals, and all patent rights granted thereon, (iii) all patents-of-addition, reissues, re-examinations and extensions or restorations by existing or future extension or restoration mechanisms, including supplementary protection certificates and equivalents thereof, (iv) inventor’s certificates, letters patent, or (v) any other substantially equivalent form of government issued right substantially similar to any of the foregoing described in subsections (i) through (v) above, anywhere in the world.

1.75	“Patent Term Extension” has the meaning set forth in Section 10.6.

1.76	“Per Product Annual Net Sales” has the meaning set forth in Section 7.4.

1.77
“Phase I Clinical Trial” means a human clinical trial of a product, the principal purpose of which is a preliminary determination of safety in healthy individuals or patients, and that meets the requirements of 21 CFR § 312.21(a) or, if conducted in a country other than the United States, the foreign equivalent thereof.

1.78
“Phase II Clinical Trial” means a human clinical trial of a product, the principal purpose of which is a determination of safety and efficacy in the target patient population, and that meets the requirements of 21 CFR § 312.21(b) or, if conducted in a country other than the United States, the foreign equivalent thereof.

1.79
“Phase III Clinical Trial” means a human clinical trial of a product (whether or not specifically referred to as a Phase III trial), the design of which is acknowledged by the FDA to be sufficient for such clinical trial to satisfy the requirements of 21 CFR § 312.21(c) or, if conducted in a country outside the United States, a similar clinical trial prescribed by the applicable Regulatory Authority in such country which is acknowledged by such Regulatory Authority to be sufficient for such clinical trial to satisfy the requirements of a pivotal efficacy and safety clinical trial.

1.80	“PMDA” has the meaning set forth in Section 1.117.

1.81
“Product(s)” means any product incorporating a Candidate Product (or derivative thereof) for which ALEXION has delivered a Development Decision Notice stating that ALEXION elects to continue Development of such Candidate Product in accordance with Section 2.2.3.

1.82	“Product IP” means, on a Candidate Product-by-Candidate Product, Product-by-Product, or Target-by-Target basis, as applicable, any and all [***].

1.83	“Product Patent Rights” has the meaning set forth in Section 10.3.2.

1.84	“Program Leaders” has the meaning set forth in Section 4.1.1.

1.85	“Quality Agreement” has the meaning set forth in Section 6.3.1.

1.86	“Receiving Party” has the meaning set forth in Section 9.1.

1.87
“Regulatory Approval” means, with respect to a Product in a country in the Territory, (a) any and all licenses, registrations, authorizations and approvals of the applicable Regulatory Authority, including NDAs or any foreign equivalent thereof, as applicable, and (b) if applicable, any and all pricing or reimbursement authorizations and approvals, in each case

((a) and (b)) that are necessary to Manufacture, distribute, sell, obtain reimbursement for, market, use, store, and import such Product in such country.

1.88
“Regulatory Authority” means (i) any governmental authority, notified body or other organization in a country or region that regulates the Manufacture or sale of pharmaceutical or medicinal products or medical devices, including the United States Food and Drug Administration (the “FDA”), Japan’s Pharmaceuticals and Medical Devices Agency (“PMDA”) and the European Medicines Agency (“EMA”), and any successors thereto, and (ii) any other relevant bodies authorized by Applicable Law to review or otherwise exercise oversight over MAAs, other regulatory filings or Regulatory Approvals.

1.89
“Research Activities” means the activities set forth in a Research Work Plan to be conducted by the Parties with respect to a Target or any Candidate Product pursuant to a Research Program during the Research Program Term for such Target or Candidate Product.

1.90
“Research Program” means, on a Target-by-Target basis, the program of discovery and pre-clinical activities undertaken for each Target as set forth in Article 2 and the Initial Research Work Plan attached as APPENDIX 1(a) hereto, and any Additional Research Work Plan(s) attached to this Agreement and incorporated herein after the Effective Date.

1.91	“Research Program Milestone Event” has the meaning set forth in Section 7.3.1(a).

1.92	“Research Program Milestone Payment” has the meaning set forth in Section 7.3.1(a).

1.93	“Research Program Term” has the meaning set forth in Section 2.1.3.

1.94	“Research Quality Agreement” has the meaning set forth in Section 2.7.1.

1.95	“Research Work Plan” means, collectively, the Initial Research Work Plan and any Additional Research Work Plans.

1.1	“Results” means, on a Target-by-Target, Candidate Product-by-Candidate Product or Product-by-Product basis, as applicable, all [***].

1.2	“Royalty Term” has the meaning set forth in Section 7.5.

1.3	“Sales Milestone Event” has the meaning set forth in Section 7.3.3.

1.4	“Sales Milestone Payment” has the meaning set forth in Section 7.3.3.

1.5
“Sublicensees” means any Third Party, including a co-development, co-promotion or co-marketing partner, to whom ALEXION or any of its Affiliates grants a sublicense of its rights hereunder to further Develop or Commercialize Products, but excluding service providers, clinical research organizations, manufacturers, wholesalers and other distributors.

1.6	“Sublicensing Party” has the meaning set forth in Section 10.2.5.

1.7
“Target” means the Initial Targets, any Additional Complement Pathway Target(s) for which ALEXION has exercised a Target Option in accordance with Section 2.6.2 and any replacement Targets designated pursuant to Section 2.2.2(b).

1.8	“Target Option” has the meaning set forth in Section 2.6.2.

1.9	“Target Validation Activities” means the activities set forth in the Target Validation Work Plan to be conducted by DICERNA with respect to the Additional Complement Pathway Targets.

1.10	“Target Validation Work Plan” has the meaning set forth in Section 2.6.1(a).

1.11	“Taxes” has the meaning set forth in Section 7.9.

1.12	“Term” has the meaning set forth in Section 13.1.

1.13	“Territory” means all of the countries of the world, and their territories and possessions.

1.14	“Third Party” means any person or entity other than ALEXION or DICERNA or their respective Affiliates.

1.15	“Third Party Claim” shall have the meaning as set forth in Section 12.1.

1.16	“U.S. Prime Rate” has the meaning set forth in Section 7.8.

1.17	“Valid Claim” means, with respect to a particular country, [***].

1.18	“Voting Stock” has the meaning set forth in Section 1.18(i).
2.    RESEARCH PROGRAM

2.1	Generally.

2.1.1
Goal. With respect to each Target, the Parties agree to engage in the Research Program to identify and Develop Candidate Products directed to such Target as further described in the applicable Research Work Plan.

2.1.2
Research Work Plan. The Research Program for each Target shall be conducted in accordance with the applicable Research Work Plan. The Initial Research Work Plan for the Initial Targets agreed to by the Parties is attached hereto as APPENDIX 1(a), and any Additional Research Work Plans shall be approved by the JSC. The Parties may update and amend the Research Work Plans from time to time through the JSC, subject to Section 4.2.4.

2.1.3
Research Program Term. Each Research Program shall be performed, on a Target-by-Target and Candidate Product-by-Candidate Product basis, during the period commencing on the Effective Date (or in the case of the Additional Complement

Pathway Targets upon exercise of the corresponding Target Option) and expiring upon the earlier of (a) the date of the Development Decision Notice for the last Candidate Product for the applicable Target and (b) the expiration of the Evaluation Period for the last Candidate Product for the applicable Target, in each case unless (i) extended by ALEXION and agreed to by DICERNA, or (ii) earlier terminated as provided in Article 13 of this Agreement (the “Research Program Term”).

2.2	Stages of Research Program

2.2.1
Initial Discovery; Profiling. DICERNA will be responsible for the discovery and initial profiling of the potential Candidate Products for each Target, including studies establishing [***] of the applicable Target in accordance with the applicable Research Work Plan.

2.2.2	Delivery of Candidate Products; Candidate Product Report.

(a)
Candidate Product Delivery. On a Target-by-Target basis (including with respect to any Additional Complement Pathway Target for which ALEXION has exercised a Target Option pursuant to Section 2.6.2), DICERNA shall use diligent efforts to deliver to ALEXION Candidate Products that meet the Candidate Product Criteria set forth in the applicable Research Work Plan in accordance with the timeframes set forth therein, together with a report summarizing the Results for each Candidate Product within thirty [***] of the submission to ALEXION of each such Candidate Product.

(b)
Failure to Deliver Candidate Products. On a Target-by-Target basis (including with respect to any Additional Complement Pathway Target for which ALEXION has exercised a Target Option pursuant to Section 2.6.2), in the event that DICERNA fails to deliver any Candidate Products to ALEXION within twelve (12) months following the commencement of the Research Program Term for such Target, ALEXION shall have the right to nominate a replacement Target from the list set forth on APPENDIX 2 and, effective as of such nomination (i) such replacement Target shall automatically be deemed a Target for all purposes under this Agreement and (ii) the replaced Target shall be deemed a Discontinued Target.

2.2.3
Evaluation Period; Product Nomination. On a Candidate Product-by-Candidate Product basis, ALEXION shall, in its sole discretion, make a determination as to whether such Candidate Product will be designated as a Product by providing to DICERNA a Development Decision Notice during the applicable Evaluation Period. Any and all costs associated with the evaluation of such Candidate Product by ALEXION during the applicable Evaluation Period shall be borne by ALEXION. Notwithstanding anything to the contrary in this Agreement, DICERNA shall keep ALEXION reasonably informed, through the JSC, regarding the status and progress of DICERNA’s work on potential Candidate Products. For the avoidance of doubt, ALEXION may, at its sole election, deliver a Development Decision Notice notifying

DICERNA of its election to move such Candidate Product forward as a Product, regardless of whether such Candidate Product meets the Candidate Product Criteria set forth in the applicable Research Work Plan. On a Target-by-Target basis, if ALEXION has not delivered to DICERNA a Development Decision Notice notifying DICERNA of its election to move forward as a Product any Candidate Product directed to such Target by the end of the last Evaluation Period for a Candidate Product directed to such Target, then, upon either Party’s election by written notice to the other Party, such Target shall be deemed a Discontinued Target.

2.3	Research Program Costs. [***].

2.4
Reports. During the Research Program Term for a particular Target, DICERNA shall compile written reports for such Target for which Research Activities are being conducted under the Research Program on a [***] basis to update ALEXION on the status of the activities being performed for such Target. The JSC will review such [***] update reports for such Target and confer regarding the progress towards the Candidate Product Criteria, review relevant data, consider and advise on any technical issues that arise, and consider issues of priority. Such reports must be sufficient in content to allow ALEXION to evaluate the progress of the Research Activities in relation to the requirements of the applicable Research Work Plan and the goals of the Research Program. In addition, DICERNA will provide to ALEXION such other information as may be required under any Research Work Plan or otherwise for the performance of the Research Program, and which is reasonably requested by ALEXION.

2.5	Performance of Research Program.

2.5.1
On a Target-by-Target basis, DICERNA will use diligent efforts to carry out each Research Program, complete all activities under each Research Work Plan and deliver the Candidate Products within the times agreed upon and set forth in the applicable Research Work Plan, with reasonable care and skill in accordance with all Applicable Laws and the provisions of this Agreement.

2.5.2
During each Research Program Term, DICERNA shall devote the efforts of suitably qualified and trained employees and research assistants capable of carrying out the activities set forth in the applicable Research Work Plan to a professional workmanlike standard and shall provide all necessary materials and facilities therefor.

2.5.3
DICERNA may not subcontract any of its Research Activities except with the prior written consent of ALEXION (such consent not to be unreasonably withheld, conditioned or delayed), and in compliance with the provisions of Section 10.2.5; provided that, ALEXION’s consent shall not be required with respect to any subcontractor listed on Schedule 2.5.3, which list shall be provided for approval by ALEXION within [***] days after the Effective Date.

2.6	Additional Complement Pathway Target Option(s).

2.6.1	Target Validation.

(a)
Target Validation Work Plan. Upon ALEXION’s written request, the JSC will prepare a work plan describing specific activities to be conducted by DICERNA, including activities will be directed towards validating certain Additional Complement Pathway Target(s) and providing ALEXION with sufficient data and information with respect to such Additional Complement Pathway Target(s) for ALEXION to exercise the Target Options (the “Target Validation Work Plan”). Such Target Validation Work Plan will include, at a minimum, a detailed timeline for the identification of such Additional Complement Pathway Target(s) and a budget for all activities described therein. The JSC may, from time to time, update the Target Validation Work Plan to include additional activities with respect to one or more Additional Complement Pathway Target(s), provided that any such additional Target Validation Activities beyond those set forth in the Target Validation Work Plan shall require DICERNA’s prior written approval.

(b)	Performance of Target Validation Activities.

(i)
DICERNA will use diligent efforts to carry out the Target Validation Activities within the times agreed upon and set forth in the Target Validation Work Plan, with reasonable care and skill in accordance with all Applicable Laws and the provisions of this Agreement.

(ii)
DICERNA shall devote the efforts of suitably qualified and trained employees and research assistants capable of carrying out the activities set forth in the Target Validation Work Plan to a professional workmanlike standard and shall provide all necessary materials and facilities therefor.

(iii)
DICERNA may not subcontract any of its Target Validation Activities except with the prior written consent of ALEXION (such consent not to be unreasonably withheld, conditioned or delayed), and in compliance with the provisions of Section 10.2.5; provided that, ALEXION’s consent shall not be required with respect to any subcontractor listed on Schedule 2.5.3, which list shall be provided for approval by ALEXION within thirty (30) days after the Effective Date.

(c)
Target Validation Costs; Payment. For all Target Validation Activities with respect to an Additional Complement Pathway Target, ALEXION shall (i) pay DICERNA for FTE hours actually worked by DICERNA employees at the applicable FTE Rate, and (ii) reimburse DICERNA, on a non-refundable, non-reimbursable and non-creditable basis, for the direct materials and Third Party expenses incurred by DICERNA in performing the Target Validation Activities, in each case ((i) and (ii)), in accordance with budget set forth in the applicable Target Validation Work Plan. DICERNA shall invoice ALEXION, and ALEXION shall pay DICERNA all amounts due under this Section 2.6.1(c) on a [***] basis within [***] days following ALEXION’s receipt of the applicable Invoice therefor.

2.6.2
Target Selection. On an Additional Complement Pathway Target-by-Additional Complement Pathway Target basis, at any time starting on the Effective Date and ending on the later of (i) [***] days following the date that DICERNA completes the activities directed towards validating such Additional Complement Pathway Target as set forth in the Target Validation Work Plan, and (ii) [***] months after the Effective Date (the “Option Period”), ALEXION shall have the option to nominate any Additional Complement Pathway Target as a Target hereunder (each, a “Target Option”), provided that ALEXION may nominate no more than two (2) Additional Complement Pathway Targets unless the Parties otherwise agree in writing. ALEXION may exercise each Target Option by ALEXION by sending a written notice to DICERNA (each, an “Option Exercise Notice”) of its election to exercise such Target Option, which Option Exercise Notice shall identify the applicable Additional Complement Pathway Target. The Research Program Milestone Events and corresponding Research Program Milestone Payments for such Additional Complement Pathway Target(s) shall be agreed upon by the JSC and shall be consistent with the Research Program Milestones for the Initial Targets in dollar amounts and time to achieve milestones and shall apply to any Additional Complement Pathway Target for which ALEXION exercises a Target Option, provided that such Research Program Milestone Payments shall not exceed [***] in the aggregate per Additional Complement Pathway Target.

2.6.1
Target Option Exercise Fee. Upon mutual agreement by the Parties of an Additional Research Work Plan through the JSC for an Additional Complement Pathway Target, ALEXION shall pay to DICERNA the Target Option exercise fee for such Additional Complement Pathway Target pursuant to Section 7.2. Upon payment of the Target Option exercise fee, such Additional Complement Pathway Target shall become a Target under this Agreement, and DICERNA shall promptly perform the obligations set forth in this Article 2.

2.7	Research Quality Assurance; Research Quality Control.

2.7.1
Research Quality Agreement. Within [***] days of the Effective Date, the Parties shall enter into a separate quality agreement that governs quality assurance and quality control activities and requirements with respect to the Research Program and the Target Validation Activities (the “Research Quality Agreement”), provided that such agreement shall specify that DICERNA will conduct all Research Activities and Target Validation Activities in accordance with quality standards agreed by the JSC within [***] days of the Effective Date and overseen by the JSC thereafter.

2.8	Exclusivity.

2.8.1
DICERNA Exclusivity. During the applicable Exclusivity Period, DICERNA shall not, either alone or with any Third Party, research, Develop, Manufacture, use, sell, offer for sale, import, or Commercialize any protein, antibody, small molecule compound or other biological molecule, chemical molecule or other molecule that directly binds to or targets any Target or Additional Complement Pathway Target.

2.8.2
ALEXION Exclusivity. During the applicable Exclusivity Period, ALEXION shall not, either alone or with any Third Party, research, Develop, Manufacture, use, sell, offer for sale, import or Commercialize a product directed to any Target hereunder using siRNA technology, other than a Candidate Product or a Product.

1.    INITIAL DEVELOPMENT PERIOD

1.1	Generally.

1.1.1
Development Plan. On a Product-by-Product basis, within [***] days following the delivery of a Development Decision Notice with respect to any Candidate Product for which ALEXION elects to continue Development, the JSC shall prepare a draft development plan setting forth the specific activities to be conducted by DICERNA for such Product during the Initial Development Period, including those Development Activities set forth in APPENDIX 1(b) hereto (the “Development Plan”), which Development Plan shall be attached hereto as APPENDIX 3.

1.1.2
Initial Development Period. The Development Program shall be performed, on a Product-by-Product basis, during the period commencing on the expiration of the Research Program Term for such Product and ending upon the Initiation of a Phase I Clinical Trial for such Product, unless earlier terminated by ALEXION in its sole discretion (the “Initial Development Period”).

1.1.3
Development Plan Activities. With respect to a Product, during the corresponding Initial Development Period, DICERNA shall conduct the Development Activities in accordance with the Development Plan for a Product. Such Development Activities shall include pre-clinical toxicology, IND-enabling studies and reasonable assistance to ALEXION in the IND filing preparation. DICERNA shall devote (or reserve, as applicable) such internal resources as are necessary to perform all Development Activities set forth in the applicable Development Plan.

1.1.4
Deliverables. Promptly following completion of a Development Activity, DICERNA shall deliver to ALEXION any and all Deliverables for such Development Activity for such Product as set forth in the applicable Development Plan in accordance with the criteria set forth therein.

1.1.5	Initial Development Period Costs. [***].

1.2	Performance of Development Program.

1.2.1
On a Product-by-Product basis, DICERNA will use diligent efforts to carry out the Development Program, complete the Development Activities under each Development Plan and deliver the Deliverables to ALEXION within the times agreed upon and set forth in the Development Plan, with reasonable care and skill in accordance with all Applicable Laws and the provisions of this Agreement.

1.2.2
During the Initial Development Period, DICERNA shall devote the efforts of suitably qualified and trained employees and research assistants capable of carrying out the activities set forth in the Development Plan to a professional workmanlike standard and shall provide all necessary materials and facilities therefor.

1.2.3
DICERNA may not subcontract any of its Development Activities except with the prior written consent of ALEXION (such consent not to be unreasonably withheld, conditioned or delayed), and in compliance with the provisions of Section 10.2.5; provided that, ALEXION’s consent shall not be required with respect to any subcontractor listed on Schedule 2.5.3, which list shall be provided for approval by ALEXION within [***] days after the Effective Date.

1.3	Development Quality Assurance; Development Quality Control.

1.3.1
Development Quality Agreement. Within [***] days following the delivery of a Development Decision Notice with respect to the first Candidate Product for which ALEXION elects to continue Development, the Parties shall enter into a separate quality agreement that governs quality assurance and quality control activities and requirements with respect to the Development Activities (the “Development Quality Agreement”), which agreement shall specify that DICERNA will conduct all Development Activities in accordance with GCP and Good Pharmacovigilance Practices.

1.3.2	Inspection and Auditing Rights. [***].
2.    GOVERNANCE

2.1	Collaboration Management.

2.1.1
Research Program Leaders. Each Party will appoint a single individual to act as a point of contact between the Parties to support the Target Validation Activities, the Research Programs and the Development Programs (the “Program Leaders”). The initial Program Leaders shall be set forth in APPENDIX 4 – Title: “Contact List” hereto. Either Party may change the person designated as Program Leader upon written notice (including via email notification) to the other Party, provided that such new Program Leader possesses sufficient alliance management experience and is otherwise suitably qualified.

2.1.2	Roles and Responsibilities. The Program Leaders will be responsible for (i) facilitating the flow of information and otherwise promoting communication of the day-to-day work for the Target Validation Activities and each Research Program and Development Program, (ii) coordinating the Target Validation Activities and all work to be conducted under each Research Program and Development Program, and (iii) all scientific and technical questions addressed by one Party to the other Party. The Program Leaders shall conduct regular telephone conferences every four (4) weeks, or more frequently as deemed necessary or appropriate by the Parties, to exchange information regarding the progress of each research project under and according to the applicable Research Work Plan and applicable Development Plan.

2.2	Governance.

2.2.1
Joint Steering Committee. Within [***] days after the Effective Date of this Agreement, the Parties shall establish a joint steering committee to oversee (a) the Target Validation Work Plan, (b) the Research Work Plan during the Research Program Term with respect to each Target and (b) the Development Plan during the Initial Development Period with respect to each Candidate Product for which ALEXION has delivered a Development Decision Notice (the “Joint Steering Committee” or “JSC”) comprised of at least [***] of ALEXION and at least [***] of DICERNA, which representatives of DICERNA shall include, at a minimum, DICERNA’s chief scientific officer. Either Party may replace its representatives at any time upon prior written notice to the other Party. Subject to (i) the prior written consent of the other Party, (ii) a written non-conflict of interest statement of any individual invited by a Party but not employed by such Party, and (iii) execution of a confidentiality agreement, either Party may invite non-voting employees and, as approved in advance by the other Party, which approval shall not be unreasonably withheld, consultants or scientific advisors to attend meetings of the JSC and to review and discuss the Target Validation Activities, the Research Program and the Development Program.

2.2.2
Meetings. The JSC will meet in person (alternating between a site designated by each of DICERNA and ALEXION) or by teleconference at least once every Calendar Quarter, or with such other frequency as the Parties may mutually agree. Specific meeting dates will be defined by mutual agreement of the Parties.

2.2.3
Responsibilities. The JSC shall oversee the Target Validation Activities, the Research Programs and the Development Programs. Within such scope the JSC shall, subject to Section 4.2.4 and Section 4.2.5:

(a)	review the efforts and the progress of the Parties in the conduct of the Target Validation Activities, the Research Programs and the Development Programs;

(b)	review and amend the Research Work Plans and the Development Plans;

(c)	prepare and amend the Target Validation Work Plan;

(d)	consider and advise on any technical or safety issues that arise under the Target Validation Activities, the Research Programs or the Development Programs;

(e)	review DICERNA’s [***] update reports to ALEXION on the status of the Research Activities being performed for each Target,

(f)	form such other committees as the JSC may deem appropriate, provided that such committees may make recommendations to the JSC but may not be delegated JSC decision-making authority;

(g)	attempt to resolve any disputes on an informal basis; and

(h)	address such other matters relating to the Target Validation Activities, the Research Activities and the Development Activities as either Party may bring before the JSC.

2.2.4
Decision Making Authority. A quorum for a meeting of the JSC shall require the presence of at least one (1) representative from each Party. The JSC shall endeavor to reach decisions by consensus, with each Party, through its representative members of the JSC, having one (1) vote. [***].

2.2.5
Limits on JSC Decision Making Authority. Neither Party shall have the authority to make any decision without the consent of the other Party that would result in a material increase in the other Party’s costs or expenses under this Agreement, the Target Validation Work Plan or any Research Work Plan or Development Plan. Notwithstanding the foregoing, the JSC shall have the right to, on a plan-by-plan basis, implement one or more Changes to any given Research Work Plan, Development Plan or Target Validation Work Plan; provided that [***]. Further, except as expressly set forth herein, the JSC shall not have the power to amend the terms of, or waive compliance with, this Agreement.

2.3
Disbandment of the JSC. Upon expiration (or earlier termination) of the last Initial Development Period for the last Product, the JSC will have a final meeting to review the results of the overall collaboration and will thereafter be disbanded, and will have no further authority with respect to the activities hereunder.

3.    DEVELOPMENT, REGULATORY APPROVALS AND COMMERCIALIZATION

3.1
Technology Transfer. In addition to the information, data and materials exchanged between the Parties through the JSC, on a Product-by-Product basis, within [***] days after the conclusion of the Initial Development Period, DICERNA shall transfer to ALEXION a technology transfer package that includes all data, information, materials and samples [***] for ALEXION to practice the license granted under Section 10.2.4 at ALEXION’s cost and expense.

3.2
Development. Following the conclusion of the Initial Development Period, ALEXION shall have sole control over, shall bear all costs and expenses of, and shall have sole discretion and decision-making authority with respect to, the Development of the Products.

3.3
Regulatory Activities. ALEXION shall have sole control over, will own and control, and will bear all costs and expenses of, preparing and submitting applications for and obtaining and maintaining Regulatory Approvals for Products, including the filing of INDs for Products and communications with Regulatory Authorities; provided that, ALEXION shall consult with DICERNA with respect to the DICERNA GalXC Technology and consider in good faith DICERNA’s comments and recommendations. DICERNA will provide reasonable cooperation in the event that information Controlled by DICERNA is needed for any such application or communication and provided further, that ALEXION reimburses DICERNA at the FTE Rate for the time and expenses incurred by DICERNA to provide such cooperation.

3.4
Commercialization. ALEXION shall have sole control over, shall bear all costs and expenses of, and shall have sole discretion and decision-making authority with respect to, the Commercialization of Products.

3.5	Diligence.

3.5.1
Development Diligence. ALEXION will use Commercially Reasonable Efforts to Develop and seek Regulatory Approval for [***]. ALEXION will have no other diligence obligations with respect to the Development or Regulatory Approval of Products under this Agreement.

3.5.2
Commercial Diligence. ALEXION will use Commercially Reasonable Efforts to Commercialize a given Product in [***]. ALEXION will have no other diligence obligations with respect to the Commercialization of Products under this Agreement.

3.5.3
Deemed Satisfaction of ALEXION Diligence Obligations. Without in any way expanding ALEXION’s obligations under this Agreement, ALEXION’s expenditure of at least [***] (including internal costs) during any Calendar Year directly allocable to the Development, Regulatory Approval, or Commercialization of [***] Products directed to a Target will be conclusive evidence that ALEXION has satisfied all ALEXION diligence obligations under this Agreement for such Calendar Year.

3.6
Other ALEXION Programs. Subject to Section 2.8.2, DICERNA understands and acknowledges that ALEXION may have present or future initiatives or opportunities, including initiatives or opportunities with its Affiliates or Third Parties, involving products, programs, technologies or processes that are similar to, and in some instances may compete with, a Product, program, technology or process covered by this Agreement. Subject to Section 2.8.2, DICERNA acknowledges and agrees that nothing in this Agreement will be construed as a representation, warranty or covenant that ALEXION will not itself Develop, Manufacture or Commercialize or enter into business relationships with one (1) or more of its Affiliates or Third Parties to Develop, Manufacture or Commercialize, products, programs, technologies or processes that are similar to or that may compete with any product, program, technology or process covered by this Agreement, provided that, for clarity, ALEXION will not use DICERNA’s Confidential Information in breach of this Agreement.

3.7
DICERNA Support. The Parties understand and agree that it may be necessary for ALEXION from time to time to seek guidance from DICERNA following the Initial Development Period, and DICERNA hereby agrees to provide such guidance as a consultant upon the request of ALEXION at the applicable FTE Rate and subject to reimbursement of DICERNA’s reasonable out-of-pocket expenses. DICERNA shall invoice ALEXION, and ALEXION shall pay DICERNA all amounts due under this Section 5.7 within [***] days following receipt of the applicable Invoice.

4.    MANUFACTURING

4.1
Generally. DICERNA shall supply each Product through the completion of Phase I Clinical Trials for such Product in accordance with Section 6.2, either itself or through a CMO, provided that [***], and ALEXION shall pay DICERNA for such supply at a cost equal to [***]. On a Product-by-Product basis, following (a) conclusion of the Phase I Clinical Trial for such Product, and (b) successful Manufacturing technology transfer as set forth in Section 6.4 for such Product, ALEXION shall have sole responsibility for, and sole decision-making authority with respect to, all Manufacturing activities and associated costs and expenses for the Manufacture of Products.

4.2	Phase I Clinical Trial Supply.

4.2.1
Supply Agreement. DICERNA (or its CMO, subject to Section 6.1) shall Manufacture and supply pre-clinical and Phase I Clinical Trial supply of each Product, and within [***] days following the Effective Date, the Parties shall execute a supply agreement containing mutually agreed supply terms and conditions consistent with the principles set forth on Schedule 6.2.1 hereto and typical for such agreements (the “Supply Agreement”).

4.2.2	Observation. [***].

4.3	Quality Assurance; Quality Control.

4.3.1
Quality Agreement. Simultaneously with entry into the Supply Agreement, the Parties shall enter into a separate quality agreement that governs quality assurance and quality control activities and requirements with respect to the supply of Candidate Products and Products in the Territory, which agreement shall contain terms and conditions typical for such agreements (the “Quality Agreement”). The Quality Agreement shall specify that (i) [***].

4.3.2	Inspection and Auditing Rights. [***].

4.4
Manufacturing Technology Transfer. In addition to the initial technology transfer set forth in Section 5.1 hereto, on a Product-by-Product basis, upon ALEXION’s reasonable request, the Parties shall develop and agree upon a Manufacturing technology transfer plan (the “Manufacturing Tech Transfer Plan”) which will include all activities necessary to enable ALEXION (or a CMO designated by ALEXION) to Manufacture the applicable Product. The Parties will complete the Manufacturing Tech Transfer Plan for each Product [***] as quickly as possible following mutual agreement thereof, but in any event within [***] prior to the anticipated Initiation of the applicable Phase II Clinical Trial. Thereafter during the Term, at least every [***], DICERNA will transfer to ALEXION any Manufacturing Know-How that has arisen since the previous Manufacturing Know-How transfer (or deliver to ALEXION a certified statement that no such Manufacturing Know-How has arisen during the applicable period) to continue to enable ALEXION to Manufacture the Products [***].

4.5
DICERNA Support. The Parties understand and agree that it may be necessary for ALEXION from time to time to seek guidance from DICERNA following the technology transfer contemplated by Section 6.4 above, including with respect to scale-up activities, and DICERNA hereby agrees to provide such guidance as a consultant upon the reasonable request of ALEXION at the applicable FTE Rate and subject to reimbursement of DICERNA’s reasonable out-of-pocket expenses. DICERNA shall invoice ALEXION, and ALEXION shall pay DICERNA all amounts due under this Section 6.5 within [***] following receipt of the applicable Invoice.

5.    PAYMENTS AND ROYALTIES

5.1	One-time Upfront Payment; Equity Investment.

5.1.1
Upfront Payment. ALEXION shall pay to DICERNA, within [***] Business Days of the Effective Date, a one-time, non-refundable, non-reimbursable and non-creditable upfront payment of Twenty-Two Million Dollars ($22,000,000).

5.1.2	Equity Investment. As of the Effective Date, the Parties have entered into a Share Issuance Agreement, pursuant to which ALEXION will purchase shares of DICERNA PHARMA’s Common Stock .

5.2
Target Option Exercise Fee. On an Additional Complement Pathway Target-by-Additional Complement Pathway Target basis, within [***] Business Days of delivery of an Option Exercise Notice by ALEXION to DICERNA in accordance with Section 2.6.2, ALEXION shall pay to DICERNA a one-time non-refundable, non-reimbursable and non-creditable payment of Ten Million Dollars ($10,000,000). For the avoidance of doubt, if ALEXION elects to exercise the Target Option for two (2) Additional Complement Pathway Targets pursuant to Section 2.1.1 above, ALEXION shall pay to DICERNA an aggregate amount of Twenty Million Dollars ($20,000,000) pursuant to this Section 7.2.

5.3	Milestone Payments.

5.3.1	Research Program Milestones.

(a)
On a Target-by-Target basis, ALEXION shall pay to DICERNA the non-refundable, non-creditable milestone payments for such Target (each, a “Research Program Milestone Payment”), as specified in APPENDIX 1(b) for the Initial Targets (and as agreed by the JSC for each Additional Complement Pathway Target) upon the achievement of the corresponding milestone events for such Target set forth in APPENDIX 1(b) for the Initial Targets (and as agreed by the JSC for each Additional Complement Pathway Target) (each, a “Research Program Milestone Event”) and in accordance with the provisions of this Article 7. Each Research Program Milestone Payment shall be payable only once per Target for the achievement of the applicable Research Program Milestone Event for such Target.

(b)
DICERNA shall, within [***] days after DICERNA becomes aware of the achievement of any Research Program Milestone Event, provide ALEXION with a written notice of the achievement of such Research Program Milestone Event and an Invoice related to the respective Research Program Milestone Payment. Each of the Research Program Milestone Payments shall be payable to DICERNA by ALEXION within [***] days of the receipt of such corresponding Invoice.

5.3.2
Development Milestones. On a Target-by-Target basis, ALEXION shall make one-time non-refundable milestone payments (each, a “Development Milestone Payment”) to DICERNA upon the first occurrence of each of the development milestones events set forth below in this Section 7.3.2 (each, a “Development Milestone Event”) for the first Product directed to such Target to achieve such Development Milestone Event. For the avoidance of doubt, each Development Milestone Payment hereunder shall be payable only once per Target upon the first achievement of the applicable Development Milestone Event by a Product directed to such Target. No additional Development Milestone Payments shall be made for any subsequent achievement of such Development Milestone Event by any subsequent Product for the same Target. In the event that one (1) or more Development Milestone Events are skipped for a Product, such skipped Development Milestone Events shall be payable upon achievement of the subsequent Development Milestone Event, except that a Development Milestone Event in one (1) territory shall not be deemed to be skipped solely because a subsequent Development Milestone Event was achieved in a different territory (e.g., a First Commercial Sale in Japan shall not be deemed to trigger a Development Milestone Payment for a First Commercial Sale in the United States or a Major European Market if such First Commercial Sale has not yet occurred in the United States or a Major European Market). ALEXION shall, within [***] days after ALEXION becomes aware of the achievement of a Development Milestone Event, notify DICERNA in writing that such Development Milestone Event has occurred, and DICERNA shall provide ALEXION with an Invoice related to the respective Development Milestone Payment. Each of the Development Milestone Payments shall be payable to DICERNA by ALEXION within [***] days of the receipt of such corresponding

Invoice, regardless of whether achieved by or on behalf of ALEXION or its Affiliates or Sublicensees. The maximum amount payable by ALEXION with respect to a given Target under this Section 7.3.2 if all Development Milestone Events occur (regardless of the number of times they occur or the number of Products that trigger them) is One Hundred Five Million Dollars ($105,000,000).

Development Milestone Event	Development Milestone Payment
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

5.3.3
Sales Milestones. ALEXION shall make one-time non-refundable sales milestone payments (each, a “Sales Milestone Payment”) to DICERNA upon the occurrence of each of the sales-based milestones events (each, a “Sales Milestone Event”) set forth below in this Section 7.3.3. For the avoidance of doubt, each of the Sales Milestone Payments set forth below shall be payable only one time, for the first Calendar Year in which the corresponding Sales Milestone Event is achieved, provided that, if more than one Sales Milestone Event is achieved in a single Calendar Year, only the greater of the Sales Milestone Payment for all Sales Milestone Events achieved in such Calendar Year shall be due, and any skipped or otherwise unpaid Sales Milestone Event shall remain in full force and effect, such that any subsequent achievement of any skipped Sales Milestone Event shall be treated as though such subsequent achievement was the first achievement of such Sales Milestone Event. Each Sales Milestone Payment shall be paid within [***] days of the end of the [***] in which such Sales Milestone Event is payable pursuant to the preceding sentence.

Sales Milestone Event	Sales Milestone Payment
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

5.4
Royalties. Subject to the provisions of Section 7.7, ALEXION shall pay to DICERNA royalties in the amount of the Marginal Royalty Rates (set forth below) of the aggregate Net Sales resulting from the sale of Products, on a Product-by-Product basis, in the Territory during each Calendar Year of the applicable Royalty Term for each Product (each, the “Per Product Annual Net Sales”).

Per Product Annual Net Sales	Marginal Royalty Rate (% of Per Product Annual Net Sales)
The portion of Per Product Annual Net Sales less than [***]	[***]
The portion of Per Product Annual Net Sales greater than or equal to [***] but less than [***]	[***]
The portion of Per Product Annual Net Sales greater than or equal to [***] but less than [***]	[***]
The portion of Per Product Annual Net Sales greater than or equal to [***] but less than [***]	[***]
The portion of Per Product Annual Net Sales greater than or equal to [***] but less than [***]	[***]
The portion of Per Product Annual Net Sales greater than [***]	[***]

Each Marginal Royalty Rate set forth in the table above shall apply only to that portion of the Net Sales of a given Product in the Territory during a given Calendar Year that falls within the indicated range. An example calculation of royalties under this Section 7.4 is set forth in APPENDIX 6.

5.5
Royalty Term. ALEXION’s obligation to pay royalties shall begin, on a country-by-country and Product-by-Product basis, with the First Commercial Sale of such Product in such country, and shall expire, on a country-by-country and Product-by-Product basis, upon the latest of (i) expiration of the last-to-expire Valid Claim of any Licensed Patent Right or Product Patent Right Covering such Product in such country, (ii) the expiration of market or regulatory exclusivity for such Product in such country, or (iii) ten (10) years following the date of First Commercial Sale of the first Product in such country (the “Royalty Term”). Upon expiration (but not earlier termination) of the Royalty Term for a given Product in a given country (a) no further royalties shall be payable in respect of sales of such Product in such country, and (b) the licenses granted to ALEXION under Section 10.2.3 with respect to such Product in such country shall automatically become fully paid-up, perpetual, irrevocable and royalty free. For the sake of clarity, no multiple royalties shall be payable because more than one Valid Claim is applicable to a Product, its Manufacture, use or sale during the Royalty Term.

5.6	Royalty Reports; Payments.

5.6.1
Royalty Reports. Within [***] days following the end of each [***] during which any royalty payments are owed, ALEXION shall submit to DICERNA a written report of Net Sales of Products sold, in the currency for which such Products were sold (and, if the currency of sale was not Dollars, also in Dollars), by or on behalf of ALEXION, its Affiliates and Sublicensees during such [***], and the royalty payments payable on such Net Sales in sufficient detail to permit confirmation of the accuracy of royalty payments paid hereunder.

5.6.2
Royalty Payments. Royalties will be payable on a [***] basis and any such payments shall be made within [***] days after the end of the [***] during which the applicable Net Sales of Products occurred.

5.6.3
Payment Method. All payments to be made between the Parties under this Agreement shall be made in Dollars and may be paid by wire transfer, or electronic funds transfer in immediately available funds to a bank account designated by DICERNA or ALEXION, as applicable.

5.6.1	[***].

5.6.2
Currency Conversion. With respect to sales of Products invoiced in United States Dollars, all such amounts shall be expressed in United States Dollars. With respect to sales of Products invoiced in a currency other than United States Dollars, all such amounts shall be expressed both in the currency in which the sale is invoiced and in the United States Dollar equivalent. All royalties payable hereunder shall be calculated based on ALEXION Net Sales expressed in United States Dollars. For purposes of this Section 7.6.5, the United States Dollar equivalent shall be calculated using the rate of exchange at the close of business on the date ALEXION records the net revenue from the ALEXION customer. Each daily exchange rate will be obtained from Bloomberg or, if not so available, as otherwise agreed by the Parties.

5.1	Royalty Adjustments.

5.1.1
Generic Competition. In the event that there is Generic Competition with respect to a Product in a country during a [***], then royalties payable by ALEXION pursuant to Section 7.4 for such Product in such country shall be reduced by [***] percent

[***] for such [***] and the remainder of the Royalty Term for such Product in such country.

5.1.2
Third Party Royalties Offset. In the event that ALEXION enters into an agreement with a Third Party to obtain a license under a Patent Right or other intellectual property right owned or controlled by such Third Party that is [***] a Product in a country, then [***] due to DICERNA pursuant to Section 7.4 for the respective Product in such country shall be reduced by [***] percent [***] of [***] paid to such Third Party in respect of such agreement.

5.1.3
No Valid Claim. During the applicable Royalty Term for a Product in a country, if such Product is sold in such country and is not Covered by a Valid Claim of any Licensed Patent Right or Product Patent Right in such country at the time of such sale, then the royalties payable pursuant to Section 7.4 for such Product in such country shall be reduced by [***] percent [***].

5.1.4
Maximum Royalty Adjustments. For clarity, in no event shall the royalties payable to DICERNA in a country, as reduced by Sections 7.7.1 – 7.7.3 above be reduced to less than [***] percent [***] of annual Net Sales of a Product in a country. ALEXION may carry forward any such reductions permitted under Sections 7.7.1- 7.7.3 that are incurred or accrued in a [***] but are not applied against royalties due to DICERNA for such Product in such country in such [***] as a result of the foregoing floor and apply such amounts against royalties due to DICERNA for such Product in such country in any subsequent [***] (subject to the minimum floor set forth in this Section 7.7.4) until the amount of such reduction has been fully applied against royalties due to DICERNA for such Product in such Country.

5.1.5	DICERNA Third Party Agreements. [***].

5.2
Late Payments. If ALEXION fails to make any undisputed payment due under this Agreement as provided herein on or before the date that such payment is due, then the amount of such payment will bear interest at an annual rate equal to the lesser of (i) [***] or (ii) the maximum rate permitted by Applicable Law, in each case, [***].

5.3
Taxes. All payments under or in connection with this Agreement shall be inclusive of any Taxes and each Party shall be responsible for and shall bear, pay or set-off its own Taxes assessed by a tax or other authority except as otherwise set forth in this Agreement. “Taxes” shall mean all forms of preliminary or finally imposed taxation, domestic and foreign taxes, fees, levies, duties and other assessments or charges of whatever kind (including sales, use, excise, stamp, transfer, property, value added, goods and services, withholding and franchise taxes) together with any interest, penalties or additions payable in connection with such taxes, fees, levies duties and other assessments or charges.

5.4
Withholding Taxes. If Applicable Law requires withholding by ALEXION and/or its Affiliates of any Taxes imposed upon DICERNA and/or its Affiliates on account of any royalties and other payments paid under this Agreement for the benefit of DICERNA and/

or its Affiliates, such Taxes shall be retained by ALEXION and/or its Affiliates as required by such Applicable Law from such remittable royalty and other payment and shall be timely remitted by ALEXION and/or its Affiliates to the proper Tax authorities on behalf of DICERNA and/or its Affiliates. Official receipts of the remittance by ALEXION and/or its Affiliates of any such withholding Tax shall be reasonably promptly secured and sent by ALEXION and/or its Affiliates to DICERNA and/or its Affiliates as evidence of such payment. The Parties shall cooperate and exercise their reasonable best efforts to ensure that any withholding Taxes imposed on DICERNA and/or its Affiliates are reduced as far as possible under the provisions of any Applicable Law. Notwithstanding the foregoing, the Parties acknowledge and agree that (i) under Applicable Law as of the date hereof, no amounts shall be withheld in respect of royalties or other amounts required to be paid by ALEXION and/or its Affiliates to DICERNA and/or its Affiliates pursuant to this Agreement and (ii) (A) if a change to a Party’s payment allocation procedures pursuant to Section 7.6.4 or (B) a Party’s redomiciliation to (or assignment of this Agreement to an entity resident for purposes of an applicable Tax treaty in) a jurisdiction other than the jurisdiction in which such Party is resident for such purposes as of the date of this Agreement (but not, for the avoidance of doubt, a change in Applicable Law), in either case ((A) and (B)), leads to the imposition of withholding Tax liability on the other Party that would not have been imposed in the absence of such action or in an increase in such liability above the liability that would have been imposed in the absence of such action, then such Party will reimburse the other Party for any such additional or increased withholding Tax liability (except to the extent that the other Party can reclaim it, provided that the other Party will be reimbursed for any reasonable out of pocket costs incurred in the reclaim).

5.5	Financial Audits.

5.5.1	Audits by DICERNA. [***].

5.5.2	Audits by ALEXION. [***].
6.    REPRESENTATIONS, WARRANTIES AND COVENANTS

6.1	Mutual Representations, Warranties and Covenants of the Parties. Each Party represents and warrants to the other Party as of the Effective Date, and as applicable, covenants to the other Party, that:

6.1.1
it is validly existing and in good standing under the Applicable Laws of the jurisdiction of its incorporation and has the full right, power and authority to enter into this Agreement, conduct the activities allocated to it under this Agreement, grant the licenses and assign the rights under this Agreement and disclose such information and Know-How that is disclosed in performance of its obligations under this Agreement;

6.1.2
this Agreement has been duly executed by it and is legally binding upon it, enforceable in accordance with its terms, and does not conflict with any agreement, instrument or understanding, oral or written, to which it is a party or by which it may be bound, nor violate any material Applicable Law of any court, governmental body or administrative or other agency having jurisdiction over it;

6.1.3	neither it, nor any of its Affiliates are party to any agreements, oral or written, that conflict with its obligations under this Agreement; and

6.1.4
neither it, nor any of its Affiliates, have been Debarred, and during the Term, neither it, nor any of its Affiliates shall use, in any capacity in connection with the obligations to be performed under this Agreement, any person or entity who has been Debarred.

6.2	Additional Representations and Warranties of DICERNA. DICERNA represents and warrants to ALEXION as of the Effective Date that:

6.2.1
all Licensed Patent Rights existing as of the Effective Date are set forth on APPENDIX 5 hereto, and all Licensed Patent Rights included therein (i) with respect to Licensed Patent Rights that are issued Patent Rights, are valid and enforceable, (ii) are being diligently prosecuted in the respective patent offices in the Territory in accordance with Applicable Law, and (iii) have been filed and maintained properly and correctly and all applicable fees have been paid on or before the due date for such payments;

6.2.2
during the Term, DICERNA shall ensure that all laboratories, rooms and equipment and the conduct of all activities to be carried out by on behalf of DICERNA in connection with the Target Validation Activities, the Research Programs or the Development Programs, comply with the Research Work Plans, the Development Plans, and Applicable Laws (including, as applicable GLP and GCP);

6.2.3	DICERNA is the sole and exclusive owner of, or Controls, the DICERNA GalXC Technology and the Licensed Intellectual Property licensed by DICERNA to ALEXION under this Agreement;

6.2.4
DICERNA has the necessary rights to the Licensed Intellectual Property and the DICERNA GalXC Technology licensed to ALEXION under this Agreement to conduct the Target Validation Activities, the Research Programs and the Development Programs in the manner contemplated under the applicable Research Work Plans and Development Plans;

6.2.5
neither DICERNA, nor any of its Affiliates have previously assigned, transferred, conveyed or otherwise encumbered its right, title or interest in or to the DICERNA GalXC Technology, the Licensed Intellectual Property or the Product IP in a manner that would prevent (i) DICERNA from performing the Target Validation Activities in accordance with the Target Validation Work Plan, the Research Activities in accordance with the Research Work Plans or the Development Activities in accordance with the Development Plans, or assigning and granting the rights to ALEXION set forth in Section 10; or (ii) ALEXION or its Affiliates, subcontractors and Sublicensees from researching, Developing, Manufacturing or Commercializing

Products or from otherwise exploiting its rights and licenses granted or assigned by DICERNA hereunder;

6.2.6
other than [***], there are no pending claims, judgments or settlements against, or amounts owed to a Third Party by DICERNA or any of its Affiliates in connection with a claim, judgment or settlement, involving Licensed Intellectual Property or the DICERNA GalXC Technology licensed by DICERNA to ALEXION under this Agreement and DICERNA has not received written notice threatening any such claims, judgments or settlements;

6.2.7
to DICERNA’s knowledge, all information disclosed to ALEXION by DICERNA relating to the DICERNA GalXC Technology, the Licensed Intellectual Property and the materials and methods to be employed by DICERNA in the execution of the Research Work Plan and this Agreement is, at the time of disclosure, accurate in all material respects;

6.2.8	to DICERNA’s knowledge, no person is infringing or threatening to infringe or misappropriate or threatening to misappropriate the Licensed IP;

6.2.9
each person who has or has had any rights in or to any Licensed IP existing as of the Effective Date and owned by DICERNA has assigned and has executed an agreement assigning its entire right, title and interest in and to such Licensed IP to DICERNA and, to DICERNA’s knowledge, each person who has or has had any rights in or to any Licensed IP existing as of the Effective Date and licensed to DICERNA by a Third Party has assigned and has executed an agreement assigning its entire right, title and interest in and to such Licensed IP to such Third Party;

6.2.10
it is entitled to grant the licenses and assign the rights according to Article 10 below to ALEXION, and that it has taken all appropriate measures (including having appropriate agreements in place with any person or contractor that will be involved in the Target Validation Activities, Research Activities or Development Activities) under all Applicable Laws to grant such licenses and assign such rights;

6.2.11
other than the Intellectual Property that is licensed or assigned by DICERNA to ALEXION in this Agreement and as disclosed in Section 8.2.6, DICERNA is not aware and has not received any written notice of any Intellectual Property (including any Intellectual Property Controlled by a Third Party) that would be infringed, either by ALEXION or DICERNA, in the course of conducting the Target Validation Activities, Research Activities or Development Activities, or ALEXION’s use, Manufacture, Commercialization or other exploitation of any Candidate Product or Product; and

6.2.12	[***].

6.1	Covenants. Each Party shall, and shall ensure that its Affiliates and Sublicensees, obtain written agreements from any and all persons involved in or performing any Target Validation

Activities, any Research Activities or any Development Activities assigning such persons’ right, title and interest in and to any New Inventions, Licensed IP, Results, GalXC Foreground IP or Product IP to such Party prior to any such person performing such activities. During the Term, DICERNA shall maintain sufficient resources to perform the Target Validation Activities, the Research Activities and the Development Activities in accordance with this Agreement. Neither DICERNA, nor any of its Affiliates, shall assign, transfer, convey or other encumber during the Term, its right, title or interest in or to the DICERNA GalXC Technology, the Licensed Intellectual Property or the Product IP in a manner that would prevent (i) DICERNA from performing the Target Validation Activities in accordance with the Target Validation Work Plan, the Research Activities in accordance with the Research Work Plans or the Development Activities in accordance with the Development Plans, or assigning and granting the rights to ALEXION set forth in Section 10; or (ii) ALEXION or its Affiliates, subcontractors and Sublicensees from researching, Developing, Manufacturing or Commercializing Products or from otherwise exploiting its rights and licenses granted or assigned by DICERNA hereunder.

6.2
DISCLAIMER OF WARRANTIES. EXCEPT AS OTHERWISE EXPRESSLY SET FORTH HEREIN, NEITHER PARTY MAKES ANY REPRESENTATION OR EXTENDS ANY WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING ANY IMPLIED WARRANTIES OF TITLE, NON-INFRINGEMENT, MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. IN PARTICULAR, NEITHER PARTY MAKES ANY REPRESENTATION OR EXTENDS ANY WARRANTY THAT THE CANDIDATE PRODUCTS OR PRODUCT(S) WILL BE SUCCESSFULLY DEVELOPED HEREUNDER.

6.3
NO CONSEQUENTIAL DAMAGES. EXCEPT FOR DAMAGES RESULTING FROM BREACHES OF SECTION 2.8 (EXCLUSIVITY) OR ARTICLE 9 (CONFIDENTIALITY), OR INDEMNIFIABLE CLAIMS UNDER ARTICLE 12 (INDEMNIFICATION), IN NO EVENT WILL EITHER PARTY HAVE ANY CLAIMS AGAINST OR LIABILITY TO THE OTHER PARTY WITH RESPECT TO ANY INDIRECT, PUNITIVE, SPECIAL, INCIDENTAL, OR CONSEQUENTIAL DAMAGES (INCLUDING ANY CLAIMS FOR LOST PROFITS OR REVENUES) ARISING UNDER OR IN CONNECTION WITH THIS AGREEMENT UNDER ANY THEORY OF LIABILITY, EVEN IF SUCH PARTY HAS BEEN INFORMED OR SHOULD HAVE KNOWN OF THE POSSIBILITY OF SUCH DAMAGES.

7.    CONFIDENTIALITY

7.1
Confidential Information. “Confidential Information” means all non-public Know-How or other information, including proprietary materials or information, transferred, disclosed or otherwise made available by or on behalf of a Party (the “Disclosing Party”) to the other Party or its permitted recipients (the “Receiving Party”) prior to, on or after the Effective Date, whether or not patentable and whether or not disclosed in written, oral graphical, machine-readable, electronic or other form or otherwise observed by the Receiving Party, and whether or not such information is marked as confidential or proprietary. It is understood and agreed by the Parties that:

7.1.1	The terms and conditions of this Agreement will be considered Confidential Information of both Parties and kept confidential by each of the Parties as set forth in this Article 9.

7.1.2
The GalXC Foreground IP and the Licensed Intellectual Property shall be considered the Confidential Information of DICERNA, with DICERNA deemed to be the Disclosing Party and ALEXION deemed to be the Receiving Party with respect thereto.

7.1.3
The identities of the Additional Complement Pathway Targets and the Targets, the Candidate Products, the Products, all Product IP and all Results (including Product IP and Results for any Product that contains or incorporates such Candidate Product) shall be considered the Confidential Information of ALEXION, with ALEXION deemed to be the Disclosing Party and DICERNA deemed to be the Receiving Party with respect thereto.

7.2
Non-Disclosure and Non-Use Obligation. Except as otherwise expressly set forth herein, the Receiving Party shall keep the Confidential Information of the Disclosing Party confidential using at least the same degree of care with which the Receiving Party holds its own confidential information and shall not (i) disclose such Confidential Information to any person or entity without the prior written approval of the Disclosing Party, except, solely to the extent necessary to exercise its rights or perform its obligations under this Agreement, to its employees, Affiliates, Sublicensees and contractors, consultants or agents who have a need to know such Confidential Information, all of whom will be similarly bound by the provisions of this Article 9 and for whom the Disclosing Party will be responsible, or (ii) use such Confidential Information for any purpose other than for the purposes contemplated by this Agreement. The Receiving Party will use diligent efforts to cause the foregoing entities and persons to comply with the restrictions on use and disclosure set forth in this Section 9.2, and shall be responsible for ensuring that such entities and persons maintain the Disclosing Party’s Confidential Information in accordance with this Article 9.

7.3
Return of Confidential Information. Upon the expiration or termination of this Agreement, the Receiving Party shall return (or, as directed by the Disclosing Party, destroy) all Confidential Information of the Disclosing Party to the Disclosing Party that is in the Receiving Party’s possession or control, provided, however, one (1) copy may be retained and stored solely for the purpose of determining its obligations under this Agreement, provided that the non-disclosure and non-use obligation under this Article 9 shall continue to apply to any such copies. In addition, the Receiving Party shall not be required to return or destroy Confidential Information contained in any computer system back-up records made in the ordinary course of business; provided, that such Confidential Information may not be accessed without the Disclosing Party’s prior written consent or as required by Applicable Law.

7.4
Exemption. The foregoing confidentiality and non-use obligations shall not apply, to the extent that the Receiving Party can so demonstrate, to: (i) information already in the possession of the Receiving Party prior to its disclosure by the Disclosing Party as evidenced by written records, (ii) information which comes into the public domain by publication or otherwise through no breach of the obligations of confidentiality and non-use hereunder by the Receiving Party, including with respect to Section 11.1, (iii) information which has been disclosed to the Receiving Party from another source free from any obligation of confidentiality and which was not directly or indirectly obtained from the Disclosing Party, or (iv) information which is developed independently by employees, subcontractors, consultants or agents of the Receiving Party or any of its Affiliates without use of or reliance upon the Disclosing Party’s Confidential Information, as evidenced by contemporaneous written records.

7.5
Permitted Disclosures. In addition to the exceptions contained in Sections 9.2 and 9.4, the Receiving Party may disclose Confidential Information of the Disclosing Party to the extent (and solely to the extent) that such disclosure is reasonably necessary in the following instances:

7.5.1
to comply with Applicable Law (including any securities law or regulation or the rules of a securities exchange pursuant to Section 9.6 below) or the order of a court of competent jurisdiction, provided that, where legally permissible, the Receiving Party promptly notifies the Disclosing Party of such obligation sufficiently prior to making such disclosure, so as to allow the Disclosing Party adequate time to take whatever action it may deem appropriate to protect the confidentiality of the information to be disclosed, and the information to be disclosed and fully cooperates with the Disclosing Party, if so requested, in maintaining the confidentiality of such information by applying for a protective order or any similar legal instrument. In any event, the compelled Receiving Party shall only disclose such Confidential Information to the extent required under Applicable Law and shall continue to treat such information as Confidential Information for all other purposes under this Agreement;

7.5.2
to prosecute or defend litigation or to otherwise exercise its rights or perform its obligations in Section 10.4.2 above, Regulatory Approvals and other regulatory filings and communications, to file or prosecute patent applications or regulatory filings as contemplated by this Agreement so long as there is [***] days’ prior written notice before filing and to enforce Patent Rights in connection with the Receiving Party’s rights and obligations pursuant to this Agreement; and

7.5.3
to allow the Receiving Party to exercise its rights and perform its obligations hereunder, provided that such disclosure is covered by terms of confidentiality and non-use at least as restrictive as those set forth herein.

7.6
Disclosure of Agreement. Either Party may disclose the terms of this Agreement (a) to the extent required or advisable to comply with the rules and regulations promulgated by the United States Securities and Exchange Commission or any equivalent governmental agency in any country in the Territory, provided that such Party shall submit a confidential treatment request in connection with such disclosure and shall submit with such confidential treatment request only such redacted form of this Agreement as may be mutually agreed in writing by the Parties; (b) to bona fide prospective or actual acquirers, permitted assignees or merger candidates or to bona fide existing or potential investment bankers, investors and lenders, or financing sources, in a redacted form of this Agreement or its terms which shall be redacted in respect of (i) the identity of Targets, (ii) Development Milestone Events or Sales Milestone Events and Development Milestone Payments or Sales Milestone Payments under Section 7.3 (other than total potential milestones per Target), and (iii) royalties and computations in Section 7.4; provided that, either Party may disclose an unredacted form of this Agreement (including the foregoing information regarding Targets and payments) to bona fide potential or actual acquirers and permitted assignees or merger candidates, but only at such time as (x) the Disclosing Party certifies in writing to the other Party that such Party reasonably and in good faith believes, that it has reached agreement on all substantial economic terms and that it will execute a definitive agreement with respect to the proposed transaction within the following [***] Business Days and (y) such Third Party has executed with such Party, and such Party has provided to the other Party, a copy of a confidentiality agreement (redacted for name of party, economic terms or other competitive information) with terms substantially as protective with respect to Confidential Information as those contained herein, in a form reasonably acceptable to the other Party (which acceptance shall not be unreasonably withheld, conditioned or delayed); and provided further, that in the case of disclosure by DICERNA to a Competitor, DICERNA may only disclose such unredacted Agreement or its terms in a secure data room accessible only on a need to know basis with watermarking and controlled access with respect to the proposed transaction with such Competitor, and in accordance with the foregoing (x) and (y); and (c) to the extent necessary to perform obligations or exercise rights under this Agreement, any sublicensee, collaborator or potential sublicensee or potential collaborator of such Party, provided that any sublicensee, collaborator or potential sublicensee or collaborator agree in writing to be bound by obligations of confidentiality and non-use no less protective of the Disclosing Party than those set forth in this Article 9.

7.7
Use of Name and Logo. Subject to Section 11.2, neither DICERNA nor ALEXION shall use the other Party’s or its Affiliates’ name or logo in any label, press release or product advertising, or for any other promotional purpose, without first obtaining the other Party’s written consent.

7.8
Engaging Individuals. Each Party hereby agrees that all individuals (including Sublicensees and subcontractors) engaged to perform any activities under this Agreement (including students, research assistants, etc.) shall be contractually bound by confidentiality obligations at least as restrictive as the obligations of confidentiality and non-use set forth in this Article 9 prior to performing such activities.

7.9	Survival. This Article 9 shall survive the expiry or termination of this Agreement and shall remain in full force and effect for [***] years after the expiry or termination of this Agreement.

8.    INTELLECTUAL PROPERTY

8.1	Ownership.

8.1.1
Background IP. With the exception of Results and Product IP assigned to ALEXION under Section 10.1.3, each Party shall be and shall remain the owner of any Intellectual Property that (i) it developed or owned prior to the Effective Date of this Agreement or (ii) it independently develops or acquires during the Term outside the scope of the Target Validation Activities, Research Activities or Development Activities.

8.1.2
GalXC Foreground IP. ALEXION hereby agrees and acknowledges that, notwithstanding anything to the contrary in this Agreement, any and all GalXC Foreground IP shall be exclusively owned by DICERNA. ALEXION shall transfer and assign and hereby transfers and assigns, and agrees to transfer and assign, to DICERNA its entire right, title and interest to the GalXC Foreground IP, and all rights of actions and claims for damages and benefits arising due to past and present infringement of said GalXC Foreground IP and DICERNA hereby accepts the assignment provided for above in this Section 10.1.2.

8.1.3
Results and Product IP. With respect to any Product IP existing as of the Effective Date, DICERNA hereby transfers and assigns, and agrees to transfer and assign, to ALEXION, DICERNA’s entire right, title and interest in and to such Product IP, and all rights of action and claims for damages and benefits arising due to past and present infringement of said Product IP. With respect to any Results or Product IP created during the Term, DICERNA hereby transfers and assigns, and agrees to transfer and assign, effective upon the creation of such Product IP and Results, to ALEXION, DICERNA’s entire right, title and interest in and to all such Results and Product IP, including for all Candidate Products and Products, and all rights of action and claims for damages and benefits arising due to past and present infringement of said Product IP. ALEXION hereby accepts the assignments provided for above in this Section 10.1.3.

8.1.4	Other New Inventions. Except as expressly set forth in Section 10.1.2 or Section 10.1.3, as between the Parties [***].

8.1.5
Disclosure of Inventions by Personnel. Where any personnel of a Party (including any employee, agent or consultant hired by a Party, and any person or entity performing work on behalf of a Party or such Party’s Affiliates) is involved in the Target Validation Activities, Research Activities or Development Activities or with access to the other Party’s Know-How representing such other Party’s Confidential Information, such Party shall ensure that such personnel informs such Party about any New Invention and such Party shall promptly inform the other Party of the same. The receiving Party shall treat any information on such New Invention(s) as Confidential Information in accordance with Article 9 of this Agreement.

8.1.6	Execution and Assignment. Each Party further agrees that it shall, [***].

8.1.7
Inventorship. Inventorship of patentable inventions conceived or reduced to practice during the course of performance of activities pursuant to this Agreement shall be determined in accordance with U.S. patent laws.

8.2	Licenses.

8.2.1
Research License. Subject to the terms and conditions of this Agreement, ALEXION hereby grants to DICERNA, during the Research Program Term and Initial Development Period, a royalty-free, non-exclusive, worldwide license to use the ALEXION Background Intellectual Property, Product IP and Results solely for the purpose of conducting any Target Validation Activities, Research Activities or Development Activities expressly allocated to DICERNA under this Agreement.

8.2.2
Evaluation License. Subject to the terms and conditions of this Agreement, DICERNA hereby grants to ALEXION and its Affiliates, during the Research Program Term, a worldwide, royalty-free, exclusive (even as to DICERNA) license, with the right to sublicense (subject to the provisions of Section 10.2.5 below), under the Licensed Intellectual Property solely for the purpose of carrying out (i) Research Activities or Development Activities expressly allocated to ALEXION pursuant to the Research Programs or pursuant to any Additional Research Work Plan(s) and (ii) the evaluation by ALEXION of the Candidate Products.

8.2.3
Manufacturing License. Subject to the terms and conditions of this Agreement, ALEXION hereby grants to DICERNA and its Affiliates, a worldwide, royalty-free, non-exclusive license, without the right to sublicense (except to CMOs of DICERNA as permitted under this Agreement or the Supply Agreement), under the ALEXION Background Intellectual Property, Product IP and Results, solely for the purpose of carrying out Manufacturing activities expressly allocated to DICERNA pursuant to this Agreement or the Supply Agreement.

8.2.4
Development and Commercialization License. Subject to the terms and conditions of this Agreement, DICERNA hereby grants to ALEXION and its Affiliates a worldwide, royalty-bearing in accordance with Article 7 of this Agreement, exclusive (even as to DICERNA, except to the extent necessary for DICERNA to conduct any Target Validation Activities, Research Activities, Development Activities or Manufacturing activities expressly allocated to DICERNA under this Agreement or the Supply Agreement) license, with the right to sublicense through multiple tiers (subject to the provisions of Section 10.2.5 below), under the Licensed Intellectual Property to Develop, have Developed, Manufacture, have Manufactured, use, have used, offer for sale, have offered for sale, sell, have sold, export, have exported, import, have imported, Commercialize and have Commercialized Products, or otherwise fully exploit Products in the Field in the Territory.

8.2.5	Sublicensing. [***].

8.2.6
No Implied Licenses. Except as expressly provided in this Agreement, neither Party shall be deemed to have granted the other Party any license or other right, title or interest, whether by implication, estoppel, reliance, or otherwise, with respect to any Intellectual Property of such Party.

8.3	Patent Prosecution and Maintenance.

8.3.1	GalXC Foreground IP and Licensed Patent Rights. [***].

8.3.2	Product Patent Rights and Joint Patent Rights. [***].

8.3.3	Comment Rights. [***].

8.3.4
Prosecution Cooperation. Each Party will cooperate with and reasonably assist the other Party in such preparation, filing, prosecution, issuance and maintenance, including making its relevant scientists and scientific records reasonably available. In addition, each Party will sign and deliver, or use reasonable efforts to have signed and delivered, at no charge to the requesting Party, all documents reasonably necessary for such preparation, filing, prosecution, issuance and maintenance of any Intellectual Property assigned to such requesting Party under this Agreement.

8.4	Patent Enforcement.

8.4.1
Third Party Infringement. During the Term, the Parties shall promptly inform each other in writing if either Party becomes aware of any suspected, threatened or actual infringement by any Third Party of a Product Patent Right or Licensed Patent Right (“Infringed Patent”) and shall provide any available evidence of such suspected, threatened or actual infringement with such notification.

8.4.2	Infringement Actions.

(a)
Enforcement by DICERNA. During the Term, where the Infringed Patent is a Licensed Patent Right, DICERNA shall have the sole right, but not the obligation, to enforce or defend the Infringed Patent against such Third Party, at DICERNA’s cost and expense.

(a)
Enforcement by ALEXION. During the Term, where the Infringed Patent is a Product Patent Right, ALEXION shall have the sole right, but not the obligation, to enforce or defend the Infringed Patent against such Third Party, at ALEXION’s risk, cost and expense.

(b)
Cooperation. Where the Party leading the enforcement or defense under this Section 10.4.2 (the “Enforcing Party”) desires to enforce or defend such Infringed Patent but may not – even as the assignee or exclusive licensee of such Infringed Patent – do so due to Applicable Law or regulation, then the Enforcing Party may request that the other Party join as a named party in such action or itself enforce or defend such Infringed Patent against such Third Parties, at the Enforcing Party’s sole risk, cost and expense. The Enforcing Party shall take the lead in the control and conduct of any such enforcement or defense under this Section 10.4.2, in close coordination with the other Party, and the other Party shall reasonably assist the Enforcing Party at the Enforcing Party’s expense, in any such enforcement or defense action under this Section 10.4.2.

8.4.3
Third Party Patent Challenges. In the case of any objection, opposition or challenge by a Third Party to a Licensed Patent Right, DICERNA shall have the sole right, but not the obligation, to defend such Licensed Patent Right against such Third Party, at DICERNA’s cost and expense, and the provisions of Section 10.4.2(a) shall apply as if such opposed, challenged or objected to Licensed Patent Right were an Infringed Patent thereunder. In the case of any objection, opposition or challenge, by a Third Party, to a Product Patent Right, ALEXION shall have the sole right, but not the obligation, to defend such Product Patent Right against such Third Party, at ALEXION’s cost and expense, and the provisions of Section 10.4.2(b) shall apply as if such opposed, challenged or objected to Product Patent Right were an Infringed Patent thereunder. Objections, oppositions and challenges to a Patent Right under this Section include, for example, declaratory judgment proceedings, inter partes review proceedings, post grant review proceedings, patent interference proceedings, ex parte and inter partes reexamination proceedings, and patent opposition proceedings in a court, patent office or other administrative authority with competent jurisdiction in any country within the Territory.

8.4.4
Patent Listing. ALEXION shall have the full and exclusive right, in its sole discretion, to determine and control the listing of any Patent Right (including any Product Patent Right or Joint Patent Right or, subject to this Section 10.4.4, any Licensed Patent Right) in the then-current edition of the United States Food and Drug Administration publication “Approved Drug Products with Therapeutic Equivalence Evaluations” (the “Orange Book”), or in equivalent patent listings in any other country within the Territory, in connection with the Regulatory Approval of any Product. If ALEXION desires to include in any such listing any Licensed Patent Right, then ALEXION shall notify DICERNA and shall consider in good faith DICERNA’s reasonable comments with respect thereto, provided that ALEXION shall have the final decision with respect to any such listing.

8.4.5
Enforcement of Listed Patents. The provisions of Sections 10.4.2 and 10.4.3 notwithstanding, the following shall apply with respect to any notification provided by a Third Party to either ALEXION or DICERNA under 21 U.S.C. § 355(j)(2)(B) making a certification described in 21 U.S.C. §355(j)(2)(A)(vii)(IV) with respect to any Patent Right that is listed in the Orange Book for a Product and with respect to equivalent actions in the United States or in any other country within the Territory (a “Paragraph IV Certification”):

(a)
The Party receiving a Paragraph IV Certification shall, without any avoidable delay and in any case within five (5) Business Days after receiving such a Paragraph IV Certification, notify the other Party in writing and shall attach a copy of the Paragraph IV Certification to such notification.

(b)
The rights to initiate or continue any infringement proceeding as a result of the Paragraph IV Certification with respect to a Product, including the commencement of a patent infringement action under 35 U.S.C. § 271(e)(2)(A), or under an equivalent statute or regulation within any other country in the Territory (a “Paragraph IV Proceeding”) shall be governed by Section 10.4.2, and any Patent Right subject to a Paragraph IV Proceeding shall be considered an Infringed Patent for purposes of interpreting Section 10.4.2.

8.4.6	Recoveries. Any amount recovered in any action under Section 10.4.2, 10.4.3 or 10.4.5, including any amount recovered in any settlement of such action, shall [***].

8.5
Defense of Claims. Each Party shall promptly inform the other in writing of any written notice to it of alleged infringement or misappropriation, based upon its performance of its obligations or exercise of its rights hereunder, of a Third Party’s Intellectual Property of which it shall become aware. Except as otherwise set forth herein (including under Article 12), each Party shall have the sole right to defend against any such claim brought against it, provided, however, that to the extent such action resulting from such claim involves an objection, opposition or challenge to a Licensed Patent Right or Product Patent Right by such Third Party or a counterclaim involving an Infringed Patent, Section 10.4.2 or Section 10.4.3 shall apply, as applicable. Each Party shall each keep the other advised of all material developments in the conduct of any proceedings in defending any claim of such alleged infringement or misappropriation and shall reasonably cooperate with the other in the conduct of such defense. In no event may either Party settle any such infringement or misappropriation claim in a manner that would limit the rights of the other Party, admit the fault of the other Party or impose any obligation on the other Party, without such other Party’s prior written consent, which consent shall not be unreasonably withheld, delayed or conditioned.

8.6
Patent Term Extensions. ALEXION shall have the full and exclusive right and discretion to determine and control all filings of requests for patent term extensions, supplementary protection certificates or equivalents thereto, in any country in the Territory, for any of the Product Patent Rights (hereinafter “Patent Term Extensions”). All costs and expenses relating to the Patent Term Extensions shall be born solely by ALEXION. Upon request of ALEXION and at ALEXION’s costs, DICERNA shall provide support, assistance and all necessary documents, in full executed form if needed, to ALEXION for the purpose of supporting, filing, obtaining and maintaining Patent Term Extensions.

9.    PUBLICATIONS

9.1	Publication Rights. ALEXION shall be the exclusive owner of any publication rights with respect to the Results, the Products and any Product IP, and shall have the sole and exclusive right to publish on such Results, Products and Product IP without the prior consent of DICERNA, provided that any such abstract, publication or presentation of technology describing the Licensed Intellectual Property or DICERNA GalXC Technology, or any portion thereof, shall be subject to the prior review of DICERNA and shall be provided by ALEXION at least [***] Business Days prior to its submission for publication or presentation. DICERNA will use diligent efforts to complete its review at least [***] Business Days prior to ALEXION’s intended publication or presentation date. ALEXION shall, as reasonably requested by DICERNA, (a) delete from such publication any of DICERNA’s Confidential Information, or (b) upon a determination that such publication includes patentable material, delay the submission of such publication or presentation for an additional period of up to ten (10) Business Days in order to allow the appropriate Party to pursue patent protection.

9.2
Press Release. The Parties may issue a press release following the execution of this Agreement describing the nature of the collaboration between ALEXION and DICERNA in the form as mutually agreed to by the Parties.

10.    INDEMNIFICATION AND LIABILITY

10.1
Indemnification by DICERNA. DICERNA shall indemnify, defend, and hold harmless ALEXION and its Affiliates and their respective officers, directors, employees, licensees, and agents, and their respective successors, heirs and assigns and representatives (the “ALEXION Indemnitees”), from and against any and all damages, losses, suits, proceedings, liabilities, costs and expenses (including reasonable legal expenses, costs of litigation and reasonable attorney’s fees) or judgments, whether for money or equitable relief, of any kind (collectively, “Damages”) resulting from any and all suits, investigations, claims or demands of Third Parties (collectively, “Third Party Claims ”) brought against an ALEXION Indemnitee, to the extent directly or indirectly arising out of or relating to: (i) the gross negligence or willful misconduct of DICERNA, its Affiliates and its and their subcontractors and its respective officers, directors, or employees in connection with DICERNA’s performance of its obligations under this Agreement, (ii) any breach by DICERNA of any obligation, representation, warranty or covenant set forth in this Agreement, (iii) Third Party allegations that the practice of the DICERNA GalXC Technology infringes or misappropriates any Intellectual Property of a Third Party, or (iv) the failure of DICERNA or its Affiliates or any of its subcontractors to comply with any Applicable Laws, in each case except to the extent ALEXION is liable for such Damages pursuant to Section 12.2.

10.2
Indemnification by ALEXION. ALEXION shall indemnify, defend, and hold harmless DICERNA and its Affiliates, and its and their respective officers, directors, employees, and agents, and their respective successors, heirs and assigns and representatives (the “DICERNA Indemnitees”), from and against any and all Damages resulting from Third Party Claims against a DICERNA Indemnitee (including by ALEXION employees), to the extent directly or indirectly arising out of or relating to (i) the gross negligence or willful misconduct of ALEXION, its Affiliates, and its and their respective licensees, officers, directors, employees in connection with ALEXION’s performance of its obligations or exercise of its rights under this Agreement, (ii) any breach by ALEXION of any obligation, representation, warranty or covenant set forth in this Agreement, (iii) the failure to comply with any Applicable Laws by ALEXION, its Affiliates, or any of its licensees or subcontractors, or (iv) use, Manufacture, Commercialization or other exploitation of any Candidate Product or Product by or on behalf of ALEXION or its Affiliates or Sublicensees, in each case except to the extent DICERNA is liable for such Damages pursuant to Section 12.1.

10.3
Notification; Assumption of Defense; Cooperation and Assistance. In the event that a Party seeks indemnification hereunder with respect to a Third Party Claim, the Party seeking indemnification (the “Indemnified Party”) shall promptly notify the other Party (the “Indemnifying Party”) in writing (an “Indemnification Claim Notice”) of any Third Party Claim in respect of which it intends to claim indemnification under this Section 12.3 upon actual knowledge of any such claim or proceeding resulting in Damages, but in no event will the Indemnifying Party be liable for any Damages that result from any delay in providing such notice. The Indemnification Claim Notice must contain a description of the claim and the nature and amount of such Damages (to the extent that the nature and amount of such Damages is known at such time). The Indemnifying Party may, at its option, assume exclusive control of the defense and settlement of the Third Party Claim, subject to the limitations on settlement set forth below and in Section 10.5. If the Indemnifying Party assumes such defense, then such assumption by the Indemnifying Party will not be construed as an acknowledgement that the Indemnifying Party is liable to indemnify the Indemnified Party of any defenses it may assert against the Indemnified Party’s claim for indemnification and the Indemnifying Party may appoint as lead counsel in the defense of the Third Party Claim any legal counsel selected by the Indemnifying Party (the Indemnifying Party will consult with the Indemnified Party with respect to a possible conflict of interest of such counsel retained by the Indemnifying Party). The Indemnified Party will have the right to participate in the defense thereof and to employ counsel, at its own expense, separate from the counsel employed by the Indemnifying Party. If the Indemnifying Party does not commence actions to assume control of the defense of a Third Party Claim within [***] days after the receipt by the Indemnifying Party of the Indemnification Claim Notice required pursuant to this Section 12.3, the Indemnified Party will have the right to defend such claim in such manner as it may deem appropriate at the reasonable cost and expense of the Indemnifying Party. The Indemnified Party shall cooperate as may be reasonably requested by the Indemnifying Party (and at the Indemnifying Party’s expense) in order to ensure the proper and adequate defense of any action, claim or liability covered by this indemnification. The Indemnifying Party may not settle or otherwise dispose of any Third Party Claim without the prior written consent of the Indemnified Party unless such settlement includes only the payment of monetary damages (which are fully paid by the Indemnifying Party), does not impose any injunctive or equitable relief upon the Indemnified Party, does not require any admission or acknowledgment of liability or fault of the Indemnified Party and contains an unconditional release of the Indemnified Party in respect of such Third Party Claim. Regardless of whether the Indemnifying Party chooses to defend or prosecute any Third Party Claim, no Indemnified Party will admit any liability with respect to or settle or otherwise dispose of any Third Party Claim for which the Indemnifying Party may be liable for Damages under this Agreement without the prior written consent of the Indemnifying Party, such consent not to be unreasonably withheld.
1.    TERM AND TERMINATION

1.1
Term. This Agreement shall commence upon the Effective Date and, if not otherwise terminated earlier pursuant to this Article 13, shall continue in full force and effect (a) on a Product-by-Product basis, until the expiration of the last payment obligation by ALEXION with respect to such Product and (b) on a Target-by-Target basis until (i) the Discontinuation Date for a given Target (as applicable), or (ii) if no Product has been nominated by ALEXION pursuant to Section 2.2.3 for a given Target, on the date the applicable Evaluation Period expires for the last Candidate Product for such Target (including any replacement Targets selected under Section 2.2.2(b)) (collectively, the “Term”).

1.2	Termination for Cause.

1.2.1
By ALEXION. In the event of a material breach of this Agreement by DICERNA, which material breach remains uncured for [***] days measured from the date of written notice of such material breach by ALEXION, which notice identifies the material breach and the actions or conduct that it reasonably considers would be an acceptable cure of such material breach, ALEXION may terminate this Agreement in whole or with respect to one or more Candidate Products, Products or Targets, at any time during the Term of this Agreement by written notice of termination to DICERNA.

1.2.2
By DICERNA. In the event of a material breach of this Agreement by ALEXION, which material breach remains uncured for [***] days measured from the date written of written notice of such material breach by DICERNA, which notice identifies the material breach and the actions or conduct that it reasonably considers would be an acceptable cure of such material breach, DICERNA may terminate this Agreement solely with respect to one or more Candidate Products, Products or Targets to which such material breach relates, at any time during the Term of this Agreement by written notice of termination to ALEXION.

1.2.3
Disputes regarding Material Breach. In case the Party alleged to have committed the material breach (the “Defaulting Party”) disputes the material breach identified under Section 13.2.1 or 13.2.2 by the other Party (the “Non-Defaulting Party”), then the issue of whether the Non-Defaulting Party may properly terminate this Agreement on expiration of the applicable cure period shall be resolved in accordance with Section 14.8. If as a result of such dispute resolution process, it is determined that the Defaulting Party committed a material breach and the Defaulting Party does not cure such material breach within [***] days after the date of such determination, (the “Additional Cure Period”), then such termination shall be effective as of the expiration of the Additional Cure Period. If the Parties dispute whether such material breach was so cured, such dispute shall also be determined in accordance with Section

14.8. This Agreement shall remain in full force and effect while any such dispute resolution proceeding is pending, such proceeding shall not suspend any obligations of either Party hereunder, and each Party shall use reasonable efforts to mitigate any damage. If as a result of such dispute resolution proceeding it is determined that the Defaulting Party did not commit such material breach (or such material breach was cured in accordance with this Section 13.2), then no termination shall be effective, and this Agreement shall continue in full force and effect.

1.3
Termination for Insolvency. To the extent permitted by Applicable Laws, either Party may terminate this Agreement upon the filing or institution of bankruptcy, reorganization, liquidation or receivership proceedings, upon the appointment of a receiver or trustee over all or substantially all property, or upon an assignment of a substantial portion of the assets for the benefit of creditors by the other Party; provided, however, that in the case of any involuntary bankruptcy proceeding such right to terminate shall only become effective if the Party consents to the involuntary bankruptcy or such proceeding is not dismissed within sixty (60) days after the filing thereof (an “Insolvency Event”).

1.3.1
All rights and licenses now or hereafter granted by DICERNA to ALEXION under or pursuant to this Agreement are, for all purposes of Section 365(n) of the U.S. Bankruptcy Code, licenses of rights to “intellectual property” as defined in the U.S. Bankruptcy Code. Upon an Insolvency Event, DICERNA agrees that ALEXION, as licensee of such rights under this Agreement, will retain and may fully exercise all of its rights and elections under the U.S. Bankruptcy Code. DICERNA will, during the Term, create and maintain current copies or, if not amenable to copying, detailed descriptions or other appropriate embodiments, to the extent feasible, of all intellectual property licensed under this Agreement. Each Party acknowledges and agrees that “embodiments” of intellectual property within the meaning of Section 365(n) include laboratory notebooks, cell lines, product samples and inventory, research studies and data, all Regulatory Approvals (and all applications for Regulatory Approval) and rights of reference therein, the Licensed IP and Product IP and all information related to the Licensed IP and Product IP. If (i) a case under the U.S. Bankruptcy Code is commenced by or against DICERNA, (ii) this Agreement is rejected as provided in section 365 of the U.S. Bankruptcy Code and (iii) ALEXION elects to retain its rights hereunder as provided in Section 365(n) of the U.S. Bankruptcy Code, DICERNA (in any capacity, including debtor-in-possession) and its successors and assigns (including a trustee) will:

(a)
provide ALEXION with embodiments of all Licensed IP and Product IP held by DICERNA and such successors and assigns, or otherwise available to them, immediately upon ALEXION’s written request, and ALEXION will have the right to perform DICERNA’s obligations hereunder and exercise all of the rights of a licensee of intellectual property under section 365(n) of the Bankruptcy Code, provided that neither such provision nor such performance by ALEXION will release DICERNA from liability resulting from rejection of the license or the failure to perform such obligations; and

(b)
not interfere with ALEXION’s rights under this Agreement, or any agreement supplemental hereto, to such intellectual property (including such embodiments), including any right to obtain such intellectual property (or such embodiments) from another entity, to the extent provided in Section 365(n) of the U.S. Bankruptcy Code.

1.3.2
All rights, powers and remedies of ALEXION provided herein are in addition to and not in substitution for any other rights, powers and remedies now or hereafter existing at law or in equity (including the U.S. Bankruptcy Code) in the event of the commencement of a case under the U.S. Bankruptcy Code with respect to DICERNA. The Parties intend the following rights to extend to the maximum extent permitted by Applicable Law, and to be enforceable under U.S. Bankruptcy Code Section 365(n):

(a)
the right of access to any intellectual property rights (including all embodiments thereof) of DICERNA, or any Third Party with whom DICERNA contracts to perform an obligation of DICERNA under this Agreement to the extent that DICERNA is not performing such obligation, and, in the case of any such Third Party, which is necessary for the Manufacture, use, sale, offer for sale, import or export of Products; and

(b)	the right to contract directly with any Third Party to complete the contracted work to the extent that DICERNA is not completing or having completed the contracted work.

1.4
Termination at Will. ALEXION shall be entitled to terminate this Agreement, in whole or with respect to one or more Candidate Products, Products or Targets, at its sole discretion at any time upon ninety (90) days’ prior written notice to DICERNA thereof.

1.1	Termination for DICERNA Change of Control.

1.1.1
In the event of a Change of Control involving a Competitor, ALEXION may terminate this Agreement in whole or with respect to one or more Candidate Products, Products or Targets, within [***] days after receiving the Change of Control Notice, by sending written notice of such termination to DICERNA within such [***] day period, with such termination being effective immediately prior to the closing of such Change of Control transaction; provided, however, that [***].

1.1.2	Notwithstanding the foregoing, the right to terminate set forth above in Section 13.5.1 for a change of control shall not apply for so long as [***].

1.1	Effects of Termination.

1.1.1	Generally. Upon termination (but not expiration) of the Agreement in whole or with respect to one or more Candidate Products, Products, Targets or Discontinued Targets:

(a)
The Receiving Party shall promptly return to the other Party or destroy all Confidential Information of the Disclosing Party that is solely related to any such terminated Candidate Product, Product, Target or Discontinued Target in accordance with Section 9.3 above;

(b)	All licenses granted by DICERNA to ALEXION under this Agreement with respect to any such terminated Candidate Product, Product Target or Discontinued Target shall immediately terminate;

(c)	The licenses granted by ALEXION to DICERNA pursuant to Section 10.2.1 and 10.2.3 shall terminate; and

(d)	Each Party shall be relieved of the exclusivity obligations under Section 2.8 of this Agreement with respect to any such terminated Targets or Discontinued Targets.

1.1.2
Knowledge Transfer. To the extent not provided by the effective date of termination of this Agreement or the Discontinuation Date (as applicable), DICERNA shall promptly provide to ALEXION, on a Candidate Product-by-Candidate Product or Product-by-Product basis, copies of all data, Results, Deliverables, Product IP and any other information provided by Section 5.1 or Section 6.4, and ALEXION shall promptly provide to DICERNA, on a Candidate Product-by-Candidate Product or Product-by-Product basis, copies of all GalXC Foreground IP, the costs of which provision shall be borne by (i) DICERNA in the event of a termination by ALEXION pursuant to Section 13.2.1 or 13.3, and (ii) ALEXION in the event of a termination by DICERNA pursuant to Section 13.2.2 or 13.3 or a termination by ALEXION pursuant to Section 13.4.

1.1.3	Grant-Back License and Option.

(a)
Upon the termination of this Agreement (i) with respect to a Candidate Product or Product by DICERNA pursuant to Section 13.2.2 or 13.3 or by ALEXION pursuant to Section 13.4 or (ii) with respect to a Candidate Product directed to a Discontinued Target under Section 2.2.3, ALEXION hereby grants and agrees to grant to DICERNA, effective as of the effective date of such termination, a [***].

(b)
Upon DICERNA’s written request to ALEXION at any time during the period starting on the effective date of any such termination with respect to a Continuation Product and ending [***] days thereafter, the Parties shall negotiate in good faith for a period of [***] days the terms of a grant-back agreement (each, a “Grant-Back Agreement”) pursuant to which ALEXION would grant to DICERNA [***].  If DICERNA does not provide such a written request to ALEXION within such [***] day period following the termination of this Agreement with respect to a given Continuation Product or if, following such request and good faith negotiation, the Parties fail to reach agreement on the terms of a Grant-Back Agreement with respect to such Continuation Product within such [***]-day period, then ALEXION shall have no further obligation to negotiate with DICERNA the terms of any Grant-Back Agreement with respect to such Continuation Product. Notwithstanding any provision of this Agreement to the contrary, neither Party will be obligated to enter into any Grant-Back Agreement and neither Party will have any liability to the other Party for any failure to do so.

1.1
Alternative Remedy in Lieu of Termination. If ALEXION has the right to terminate this Agreement pursuant to Section 13.2, 13.3 or 13.5 above, in addition to any other remedies available to ALEXION at law or in equity, ALEXION may, in its sole discretion, in lieu of terminating this Agreement, exercise an alternative remedy as follows:

(i)
ALEXION may retain all of its licenses and other rights granted under this Agreement, subject to all of its payment and other obligations; except that the applicable [***] payable thereafter under this Agreement shall be reduced by [***] percent [***] (and thereafter, [***] shall be reduced to [***] percent [***] of Net Sales); and

(ii)
any ALEXION Confidential Information provided to DICERNA pursuant to this Agreement will be promptly returned to ALEXION or destroyed, and ALEXION shall be released from its ongoing disclosure and information exchange obligations with respect to activities following the date of such election.

For the avoidance of doubt, except as set forth in this Section 13.7, in the event ALEXION exercises the alternative remedy set forth above in this Section 13.7, all rights and obligations of both Parties under this Agreement shall continue unaffected, unless this Agreement is subsequently terminated by either Party pursuant to this Article 13.

1.2
Rights Accruing Prior to Expiration or Termination. Expiration or termination of this Agreement shall not relieve the Parties of any obligation accruing prior to such expiration or termination. Any expiration or termination of this Agreement shall be without prejudice to the rights of either Party against the other accrued or accruing under this Agreement prior to expiration or termination, including any payment obligation that accrued prior to the effective date of such expiration or termination.

1.3
Survival. In addition to any provisions specified in this Agreement as surviving as set forth therein, the provisions of Articles 1, 7 (solely with respect to payment obligations accruing prior to the effective date of termination), 9 (for the applicable time period set forth therein) and 12 (solely with respect to Third Party Claims arising out of circumstances occurring prior to the effective date of termination), Sections 5.6, 8.4, 8.5, 10.1, 10.2.6, 10.3.4, 10.4.2(c), 13.6, 13.8, this Section 13.9 and Sections 14.2 through 14.13 shall survive any termination or expiration of the Agreement. In addition, all rights and obligations contained in this Agreement, which by their nature or effect contemplate performance or observance subsequent to expiration or termination of this Agreement will survive and remain binding upon and for the benefit of the Parties, their successors and permitted assigns.
2.    CONCLUDING PROVISIONS

2.1
Assignment and Change of Control. Neither Party shall be entitled to assign or otherwise transfer its rights and/or obligations under this Agreement in whole or in part to any Third Party without the prior written consent of the other Party, which consent shall not be unreasonably withheld; provided that, notwithstanding the foregoing, each Party may assign this Agreement to (i) any Affiliate, or (ii) any successor corporation or entity resulting from any Change of Control of such Party; and provided further, that any such successor Affiliate, entity or Third Party to which this Agreement is assigned expressly agrees in writing to assume and be bound by all obligations of the assigning Party under this Agreement. Any Third Party involved in a Change of Control as set forth in the foregoing subclause (ii) of this Section 14.1 and such Third Party’s Affiliates immediately prior to such Change of Control shall be referred to herein as the “Acquirer”. Notwithstanding the foregoing, in the event that a Change of Control with respect to DICERNA pursuant to the foregoing (ii) involves a Competitor, then DICERNA shall promptly notify ALEXION of such contemplated Change of Control, but in any event within [***] Business Days prior to the anticipated signing of a definitive agreement with respect to such contemplated Change of Control, and ALEXION shall have the right to terminate this Agreement in accordance with Section 13.2.1.

2.2
Entire Agreement; Amendments. This Agreement sets forth the entire agreement between the Parties and supersedes all previous and contemporaneous negotiations, representations or agreements, written or oral, regarding the subject matter hereof. This Agreement may be amended only by an instrument in writing duly executed on behalf of the Parties. In case of inconsistencies between this Agreement and any Appendix hereof, the terms of this Agreement shall prevail unless agreed to explicitly that the Appendix should prevail.

2.3
Force Majeure. Neither Party shall be liable or deemed in default for failure to perform any duty or obligation that such Party may have under this Agreement where such failure has been occasioned by any act of God, fire, external strike, inevitable accidents, war, or any other cause outside the reasonable control of that Party, and occurring without its fault or negligence; provided that the Party affected will promptly notify the other of the force majeure condition and will exert all reasonable efforts to eliminate, cure or overcome any such causes and to resume performance of its obligations as soon as possible.

2.4
Waiver. The failure of either Party to require performance by the other Party of any of that other Party’s obligations under this Agreement shall in no manner affect the right of such Party to enforce the same at a later time. No waiver by any Party of any condition, or of the breach of any provision, term, representation or warranty contained in this Agreement shall be deemed to be or construed as a further or continuing waiver of any such condition or breach, or of any other condition or of the breach of any other provision, term, representation, or warranty hereof. The remedies provided in this Agreement are not exclusive and the Party suffering from a breach or default of this Agreement may pursue all other remedies, both legal and equitable, alternatively or cumulatively.

2.5
Severability. In the event that any provision or portion thereof in this Agreement is for any reason held to be invalid, illegal or unenforceable, the same shall not affect any other portion of this Agreement and its validity, as it is the intent of the Parties that this Agreement shall be construed in such fashion as to maintain its existence, validity and enforceability to the greatest extent possible. In any such event, this Agreement shall be construed as if such provision or portion thereof had never been contained in this Agreement, and there shall be deemed substituted therefore such provision as will most nearly carry out the intent of the Parties as expressed in this Agreement to the fullest extent permitted by Applicable Law unless doing so would have the effect of materially altering the right and obligations of the Parties in which event this Agreement may be terminated by mutual written agreement of the Parties.

2.6
Notices. Any notices and Invoices given under this Agreement shall be in writing and shall be addressed as follows (or at such other address for a Party as shall be specified by like notice, provided, however, that notices of a change of address shall be effective only upon receipt thereof):

1    If to DICERNA:
2    Dicerna Pharmaceuticals, Inc.
87 Cambridgepark Drive
Cambridge, MA 02140
Attention: President and Chief Executive Officer
Facsimile: (617) 612-6298
[***]
3    With a copy to:
4    Dicerna Pharmaceuticals, Inc.
87 Cambridgepark Drive
Cambridge, MA 02140
Attention: Legal Department
5    If to ALEXION:
Alexion Pharma Holding Unlimited Company
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6    Attn:    Secretary

7    With a copy to:
8    Alexion Pharmaceuticals, Inc.

121 Seaport Blvd

Boston, MA 02210

Attn: General Counsel

2.7	Governing Law. This Agreement shall be construed in accordance with and governed exclusively by the law of The Commonwealth of Massachusetts, without reference to its rules of conflict of law.

2.8
Dispute Resolution. Any dispute arising out of or in connection with this Agreement shall be settled, if possible, through good faith negotiations between the Parties. If the Parties are unable to settle such dispute within [***] days of first considering such dispute, [***]. Such resolution, if any, of a referred issue shall be final and binding on the Parties. All negotiations pursuant to this Section 14.8 are confidential and shall be treated as compromise and settlement negotiations for purposes of applicable rules of evidence. [***].

2.9
Relationship of the Parties. Nothing in this Agreement is intended or will be deemed to constitute a partnership, agency, employer-employee or joint venture relationship between the Parties. No Party will incur any debts or make any commitments for the other. There are no express or implied third party beneficiaries hereunder (except for ALEXION Indemnitees and DICERNA Indemnitees for purposes of Sections 12.1 or 12.2).

2.10
Headings. The captions to the Articles and Sections of this Agreement are not a part of this Agreement, but are merely for convenience to assist in locating and reading the several Sections of this Agreement.

2.11
Counterparts; Facsimiles. This Agreement may be executed in one or more counterparts, each of which will be deemed an original, and all of which together will be deemed to be one and the same instrument. Facsimile or PDF execution and delivery of this Agreement by either Party will constitute a legal, valid and binding execution and delivery of this Agreement by such Party.

2.12
Interpretation. Except where the context expressly requires otherwise, (a) the use of any gender herein shall be deemed to encompass references to either or both genders, and the use of the singular shall be deemed to include the plural (and vice versa), (b) the words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”, (c) the word “will” shall be construed to have the same meaning and effect as the word “shall”, (d) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (e) any reference herein to any person or entity shall be construed to include the person’s or entity’s successors and assigns, (f) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (g) all references herein to Sections, Exhibits or Schedules shall be construed to refer to Sections, Exhibits or Schedules of this Agreement, and references to this Agreement include all Exhibits, Schedules and Appendixes hereto, (h) the word “notice” means notice in writing (whether or not specifically stated) and shall include notices, consents, approvals and other written communications contemplated under this Agreement, (i) provisions that require that a Party, the Parties or any committee hereunder “agree,” “consent” or “approve” or the like shall require that such agreement, consent or approval be specific and in writing, whether by written agreement, letter, approved minutes or otherwise (but excluding e-mail and instant messaging), (j) references to any specific law, rule or regulation, or article, section or other division thereof, shall be deemed to include the then-current amendments thereto or any replacement or successor law, rule or regulation thereof, (k) the term “or” shall be interpreted in the inclusive sense commonly associated with the term “and/or”, and (l) references to any Sections include Sections and subsections that are part of the related Section (e.g., a section numbered “Section 2.2” would be part of “Section 2”, and references to “Section 2.2” would also refer to material contained in the subsection described as “Section 2.2(a)”).

2.13
Further Assurances. Subject to the terms and conditions of this Agreement, each of DICERNA and ALEXION agrees to duly execute and deliver, or cause to be duly executed or delivered, such further instruments and do and cause to be done such further acts, including the filing of additional assignments, agreements, documents and instruments, as the other Party may at any time and from time to time reasonably request in connection with this Agreement or to carry out more effectively the provisions and purposes of, or to better assure and confirm unto such other Party its rights and remedies under, this Agreement.

[Signature Page Follows]IN WITNESS WHEREOF, the Parties have executed this Agreement in duplicate originals by their duly authorized representatives as of the date and year first above written

Alexion Pharma Holding Unlimited Company

By:	/s/ Kirk Caza
Name:	Kirk Caza
Title:	Director

Dicerna Pharmaceuticals Inc.

By:	/s/ Douglas M. Fambrough
Name:	Douglas M. Fambrough
Title:	President & CEO

Dicerna Cayman

By:	/s/ Douglas M. Fambrough
Name:	Douglas M. Fambrough
Title:	Chairman
Appendices:
APPENDIX 1(a): Initial Research Work Plan
APPENDIX 1(b): Research Program Milestone Events and Payments
APPENDIX 2: Additional Complement Pathway Targets
APPENDIX 3: Development Plan(s)
APPENDIX 4: Contact List
APPENDIX 5: Licensed Patent Rights
APPENDIX 6: Example Royalty Calculation

Schedules:
Schedule 2.5.3: Approved Subcontractors
Schedule 6.2.1: Supply Agreement Key Terms
APPENDIX 1(a)
Initial Research Work Plan
Part 1: Overview

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Part 2: Year 1 detailed (Q4 2018 - Q3 2019)

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APPENDIX 1(b)
Research Program Milestone Events and Payments

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APPENDIX 2
Additional Complement Pathway Targets

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APPENDIX 3

Development Plan(s)

[TO BE ATTACHED IF APPLICABLE IN ACCORDANCE WITH SECTION 3.1.1.]APPENDIX 4
Contact List

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APPENDIX 5
Licensed Patent Rights
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APPENDIX 6
Example Royalty Calculation

[***]SCHEDULE 2.5.3
Approved Subcontractors

[To be provided within [***] after the Effective Date]SCHEDULE 6.2.1
Supply Agreement Key Terms
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